UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 4, 2007

____________________________

MED-TECH SOLUTIONS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-51574	Suite 2200 - 1177 West Hastings Street Vancouver, British Columbia, Canada V6E 2K3	980442163
(Commission File Number)	(Address of Principal Executive Offices and Zip Code	(IRS Employer Identification No.)

(604) 688-7526

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Med-Tech Solutions, Inc., to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe future plans,  strategies  and expectations of Med-Tech, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other  variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of Med-Tech could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, Med-Tech is under no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On March 26, 2007, Med-Tech Solutions, Inc. (“Med-Tech”) entered into an acquisition agreement ( the “Acquisition Agreement”) with The Four Rivers BioEnergy Company Inc., a Kentucky corporation (“Four Rivers”) and the shareholders of Four Rivers for the acquisition of all the outstanding equity securities of Four Rivers (“Share Exchange”).  The agreement was amended to modify certain of the conditions to consummating the acquisition on June 14, 2007, on August 22, 2007 and on November 16, 2007, to (i) alter the relative participations of the founding shareholders in the issued share capital of Four Rivers, (ii) to reduce the minimum amount of the fund raising required for the satisfaction of the conditions for the closing to $25,000,000, (iii) to eliminate the post closing liabilities of Four Rivers, the shareholders of Four Rivers and Med-Tech of the warranties, (iv) modify the lock up to be for 24 months from closing and provide for a leak-out of shares for the next 12 months, and (v) provide for a class of preferred stock with the holders having the right to nominate or have appointed two directors for the two years after closing with certain rights in respect of certain board decisions, one of which is to be the Chief Financial Officer of Med-Tech.  The consideration for the shares of Four Rivers held by the selling shareholders is an aggregate of 40,665,000 shares of common stock of Med-Tech (the “Shares”).

For a description of the Acquisition Agreement, and the material agreements entered into in connection therewith, please see “Closing of the Share Exchange” in Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

Immediately after the Share Exchange, on December 4, 2007, we completed the sale of an aggregate of 28,183,978 shares of our common stock in a Regulation S offering for aggregate gross proceeds of $25,365,580 (the “Offering”).  The investors executed individual subscription agreements, all of which were identical.  In the Offering, International Capital Partners, SA (“ICP”) acted as the placement agent for the shares of common stock.  For a description of the Offering, and the material agreements entered into in connection therewith, please see “Offering” in Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

Section 2 - Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets.

Overview

Four Rivers is a development stage company formed for the purpose of developing, owning and operating an approximately 130  MMGPY (million gallons per year) dry mill fuel grade ethanol plant and a 35 MMGPY bio-diesel plant (together the “Plant”) and other renewable bio-energy facilities.  Four Rivers was incorporated in the State of Kentucky. The Four Rivers BioEthanol Company Limited, a wholly-owned subsidiary of Four Rivers, was incorporated in England.  We will refer to these companies together as “Four Rivers”.

Prior to the Share Exchange, Med-Tech  was a public company with nominal assets and operations, which may be characterized as a shell company. Med-Tech is a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and is current in its reporting under the Exchange Act.

Prior to the Share Exchange, the original focus of Med-Tech was the marketing and distribution of a medical pessary device designed for women.  Med-Tech will continue this business in a subsidiary.  Because of investigative actions by the government of British Columbia, Canada, involving the company from which Med-Tech has licensed its medical device, Med-Tech is not actively pursuing this business until the outcome of the government actions is determined.

Except as otherwise indicated by the context, references in this document to “Med-Tech,” “company,” “we,” “us,” or “our” are references to the combined business of Med-Tech and Four Rivers.  All references to “$” are to the legal currency of the United States.

Closing of the Share Exchange

Acquisition Agreement for Four Rivers

Med-Tech and Four Rivers entered the Acquisition Agreement on March 26, 2007, as amended on June 14, 2007, August 22, 2007, and November 16, 2007, which was consummated on December 4, 2007.  Under the terms of the Exchange Agreement, Med-Tech acquired all the outstanding equity securities held by the shareholders of Four Rivers not then held by Med-Tech in exchange for 40,665,000 shares of common stock of Med-Tech.  By this exchange of shares, Med-Tech acquired Four Rivers as a wholly-owned subsidiary.  The certificate of incorporation and by-laws of Med-Tech will continue to be those of the parent holding company.  Med-Tech will be governed by the corporate law of the State of Nevada, and Four Rivers will be governed by the corporate law of the State of Kentucky.  It is contemplated that Med-Tech will take all required corporate action to change the name of the company at some point in the future to reflect the acquisition of Four Rivers.

The Shares issued in the exchange to the former shareholders of Four Rivers are restricted stock, and the holders thereof may not sell, transfer or otherwise dispose of such Shares without registration under the Securities Act of 1933, as amended (“Securities Act”) or an available exemption therefrom. No registration statement covering these securities has been filed with the Securities and Exchange Commission (“SEC”) or with any state securities commission, and Med-Tech is not required to file a registration statement to register the Shares.  Med-Tech, at its sole election, may grant registration rights to the holders of the Shares or may chose to file a registration statement with the SEC registering the Shares.  In addition, pursuant to the Acquisition Agreement, the holders of the Shares have agreed not to sell the shares for two years after December 4, 2007 and thereafter, for a further period of 12 months, sales are subject to certain numerical restrictions, except, in either case, in an offer made to all the shareholders of the company, or there is permission by the board of the company with the consent of the directors nominated or appointed at the request of the holder of the Series A Preferred Stock.

The Acquisition Agreement provided that Med-Tech's current sole director and officer, Mark A. McLeary, resign from these positions with Med-Tech upon consummation of the Acquisition Agreement.  Mr. McLeary will continue to be employed by Med-Tech in a non-executive capacity to continue to operate the current business of designing, developing and marketing specialty medical devices in the women’s health care industry in Canada.  Prior to his resignation, Mr. McLeary appointed the following persons as directors of Med-Tech: Gary Hudson, Stephen Padgett, Martin Thorp and John Nangle.  Also at the consummation of the Acquisition Agreement, the following persons will be the initial officers of Med-Tech: President and Chief Executive Officer – Gary Hudson; Vice President and Treasurer – Stephen Padgett; Chief Finance Officer – Martin Thorp; and Secretary – Kevin Alexander. It is the intention that there will be further changes in the board of directors and management of Med-Tech at the business of Med-Tech develops.

Under the Acquisition Agreement, Med-Tech created a class of preferred stock, known as the Series A Preferred Stock. The preferred stock has no economic rights; it is not convertible into common stock, it does not have any dividend rights, it is not entitled to any dividends or distributions, and it does not participate in any liquidation distributions. It is currently held by ICP, and it entitles ICP to nominate or have appointed two directors for the two years after closing with certain rights in respect of certain board decisions one of which is to be the Chief Financial Officer of the company unless, he or she declines to so act, whereupon another board member will be nominated by ICP.  Its primary purpose is to enhance shareholder protection, through the mechanism that action on certain matters by the board of directors requires the approval of the directors nominated or appointed by ICP, including for things such as extraordinary expenditures, change in business and mergers, amendments to the by-laws or articles of association, and other material transactions. In the event that the Series A directors cannot agree on any matter that has been duly referred to them for a decision, it is to be referred to a majority vote the entire board. The preferred stock terminates on the earlier to occur of December 4, 2009, and the date when the investors in the Offering introduced by ICP hold less than 20% of the stock of Med-Tech.

 For 24 months after the consummation of the Share Exchange, the shareholders of Med-Tech other than the former shareholders of Four Rivers holding 25% or more of the outstanding shares of common stock have the right to call a special meeting of shareholders and to nominate persons for election as directors of Med-Tech. For the 12 months after the Share Exchange, the former shareholders of Four Rivers agree to vote all the shares exercisable by each of them in favor of the appointment or election of such nominated persons for director.

Each of the former shareholders of Four Rivers, in connection with the Share Exchange, have agreed for a period of two years after consummation, not to directly or indirectly be involved with the construction and/or operations of either a bioethanol or biodiesel manufacturing plant, company, or business enterprise located in Kentucky, Arkansas, Missouri, Illinois, Indiana and Tennessee in competition with the company.

In connection with the recapitalization of Four Rivers, by amendment to the Acquisition Agreement, the company agreed to loan up to $100,000 to the former shareholders of Four Rivers, as permitted by law, to cover any income taxes that may be due because of the recapitalization and provide indemnification for five years to the same persons to the extent the income tax liability amount exceeds $100,000, up to a maximum of $3,000 per share issued by Four Rivers in the recapitalization, and the company will reimburse counsel fees up to $10,000 for each national jurisdiction for the shareholders for advice in response to tax authority inquiries and filing information.

The Acquisition Agreement provides that the current business of the company, that of the medical pessary device, should be transferred to a subsidiary prior to the closing of the Share Exchange.  The subsidiary will hold all the assets and liabilities of that business.  The company thereafter may fund the operations of that subsidiary or dispose of the subsidiary or its individual assets as the board of directors determines it the future.  Until the investigation of the licensor of the product, MDMI Technologies Inc., by the government of British Columbia is complete, it is not possible to determine if the subsidiary will have any operational value or if there would be a third party purchaser.

Med-Tech intends to continue the eligibility for the trading of the common stock on the Over-the-Counter Bulletin Board (“OTC BB”).  In the future, it may seek listing of the common stock on NASDAQ or another exchange.  There can be no assurance as to if and when the shares of common stock will become quoted on NASDAQ or if the common stock will continue to be traded on the OTC BB and, even if the shares of common stock are quoted or traded on either medium, there can be no assurance that an active trading market will develop for such shares.

Since the former shareholders of Four Rivers will own approximately 37.15% of the outstanding common stock of Med-Tech and will be a majority of the directors and the senior management persons of Med-Tech, they will have control of Med-Tech and the ability to influence, if not determine, the policies, business and financial condition of Med-Tech.  The Share Exchange transaction is treated as a reverse acquisition with Four Rivers as the acquirer and Med-Tech as the acquired party. When we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Four Rivers on a consolidated basis unless the context suggests otherwise.

Private Placement Offering

As a condition to the Share Exchange, the company conducted a Regulation S offering of its shares of common stock to persons qualifying as accredited investors who are not “U.S. Persons”.  In the offering Med-Tech raised gross proceeds of $25,365,580 (“Offering”) from the sale of an aggregate of 28,183,978 shares of common stock.  The Offering was a condition to the Share Exchange, and the Share Exchange was contingent on the Offering funds being in escrow prior to closing.  The shares sold in the offering were offered at $.90 per share.  After commissions and expenses of the offering, the net proceeds to the company were  $22,829,022.

International Capital Partners SA was the exclusive placement agent for the Offering.  We paid ICP a placement agent a fee of $2,536,558 which was equal to 10% of the raised proceeds from the investors.  The company has agreed to provide indemnification to ICP for losses arising out of the Offering based on mis-statements or omission by the company, violation of applicable securities laws and breach of the company representation and warranties.

The company granted International Capital Partners a right of first refusal until such time as the company has raised $129,000,000 (net of expenses) from sales of its common stock or other equity securities (including the Offering), to act as the company’s exclusive placement agent with respect to all common stock and other equity offerings. However, with the consent of ICP, Four Rivers has appointed another international investment banking entity as exclusive agent for a further equity offering. As a part of its consent to the arrangement with this other firm, ICP modified its right of first refusal in return for the payment of $1,000,000, payable upon the closing of the proposed equity offering and agreed to assume responsibility for the payment of some of the expenses of the proposed equity offering. The right of first refusal will be reinstated in the event the proposed equity offering is not successful in raising between targeted amount of $80-$110,000,000.  Under the terms of the right of first refusal, ICP will have 30 calendar days from the date it receives notice from the company of the proposed offering to negotiate in good faith the terms of the proposed offering.  Thereafter, if the ICP declines to undertake the offering, then the company will be free to  negotiate the proposed terms of the offering with another placement agent on terms no more favorable than those offered to  ICP.  If the terms are more favorable, ICP has the right to accept the more favorable terms within 15 days notice of the better terms.  The terms of the proposed equity financing have not been negotiated, and there can be no assurance that Med-Tech will successfully conclude such negotiations or consummate such an offering.

The issuance of shares of common stock to the investors in the Offering was completed pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended (“Securities Act”). The shares of common stock acquired by the investors may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. The company is not required to file with the SEC a registration statement to register the shares of common stock sold pursuant to the Offering. At its sole election, the company may provide registration rights to the investors or may chose to file a registration statement (the "Registration Statement") with the SEC registering, the shares sold in the Offering. Notwithstanding the availability of an effective Registration Statement, if one is filed and declared effective, the investors have agreed not to sell the shares that they have acquired for a period of twelve months from the date of the consummation of the Offering, unless permitted by the company. Notwithstanding the foregoing, by purchasing the shares, each investor agreed to be bound by any lock-up period required by state regulatory agencies or any other governmental regulation, including but not limited to, applicable US and European Union laws and regulations.

Outstanding Securities After the Share Exchange and Offering

The Share Exchange required that there be a reduction of the outstanding number of shares of common stock prior to the acquisition of Four Rivers.  The reduction of the outstanding number of shares was achieved by a contribution to the capital of Med-Tech for cancellation of an aggregate of 62,136,475 shares.  The contribution of the shares did not require shareholder approval.

As of December 4, 2007, after the closing of the Share Exchange and the Offering and consummation of the contribution to capital of shares of common stock, the company had a total of 113,449,878 shares of common stock issued and outstanding as follows:

•

40,665,000 shares issued in the Share Exchange to the former owners of Four Rivers;

•

28,183,978 shares of common stock issued to Investors in the Offering; and

•

44,600,900 shares of common stock held by the shareholders of Med-Tech immediately prior to the Share Exchange.

In addition, there are two shares of Series A Preferred Stock authorized, issued and outstanding, the holder of which is ICP.

Section 3 - Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 and 8.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.01

Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. Aside from the transactions and agreements disclosed in this Current Report on Form 8-K, we know of no arrangements which may result in a change in control of Med-Tech.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Management

Effective as of the closing of the Share Exchange, pursuant to the terms of the Acquisition Agreement, the following table sets forth the names, positions and ages of Med-Tech’s executive officer and directors:

Name	Age	Position with Company	Serving as a Director or an Officer Since
Gary Hudson	65	President, Chief Executive Officer , and Director	2007
Stephen Padgett	37	Vice President and Finance Director and Director of Med-Tech and Finance Director of Four Rivers	2007
Martin Thorp	55	Chief Financial Officer (Director)	2007
Kevin Alexander	53	Secretary	2007
John Nangle	52	Director	2007

Gary Hudson, 65 years old, is the President and Chief Executive Officer and a director of Med-Tech.  From March 2007 to date, Mr. Hudson was the Chief Executive Officer of Four Rivers and he continues as the President/Chief Executive Officer of Four Rivers.  From December, 2005 to March 2007 he was a Director of Cajun Engineers and Consultants International Inc., a company engaged in the business of providing consultancy services to the petrochemical and renewable energy sectors.  From July 2000 to December 2005, Mr. Hudson was the Project Director of GTL Resources Ltd., a UK company listed on the Alternative Investment Market, engaged in the business of developing natural gas to liquids methanol projects and grain based fuel grade bio-ethanol projects.

Mr. Stephen Padgett, 37 years old, is the Vice President and Finance Director and a director of Med-Tech.  From May 2007 to date, Mr. Padgett has been the Group Finance Director of Four Rivers, and he continues as the Finance Director of The Four Rivers BioEthanol Company Limited, a wholly owned subsidiary of Four Rivers.  From April, 2005 to April 2007 he was Chief Executive Officer of Supporta plc, a UK company listed on the Alternative Investment Market, engaged in the business of providing professional and care services to the private and public sector in the UK. From January 2000 to March 2005, Mr. Padgett was employed by GTL Resources plc, a UK company listed on the Alternative Investment Market, engaged in the business of developing natural gas to liquids methanol projects and grain based fuel grade bio-ethanol projects.  During this period, Mr. Padgett performed the roles of Finance Manager, Finance Director and Chief Operating Officer.

Martin Thorp, 55 years old, is the Chief Financial Officer and a director of Med-Tech. Mr. Thorp was employed at Arthur Andersen in London and New York and became a partner in 1985. He was responsible for creating the London corporate finance practice in 1990 and was the global managing partner of Andersen Corporate Finance, based in New York and London. In 2002, Mr. Thorp with several Andersen colleagues established the ARM Partnership which provides financial and corporate finance solutions for mid-cap and private equity backed development businesses.

Kevin Alexander, 53, is the Secretary of Med-Tech. Since March 2007 he has been a director of Four Rivers. He has been part time European General Counsel of MCC Global NV since September 2004 and has been involved from March 2003 as a consultant on various energy-related transactions and has been the founder and/or director of various companies in the last few years, including a biotechnology company, ValiRx Plc, which became listed on the Alternative Investment Market of the London Stock Exchange in October 2006. From February 2000 to February 2003 he was Chief Executive of GTL Resources Plc and from 1999 to 2000 a partner in the international law firm Salans. Prior to that he was a partner with US law firm Bracewell & Giuliani from 1989 to 1999.

John Nangle, 52, is a director of Med-Tech, and appointed pursuant to the terms of the Series A Preferred Stock. From January, 2006 to date, Mr. Nangle has been a co-founder and director of Green Energy Partners Limited, a UK company engaged in the business of energy consulting specializing in gas, power and renewable energy. From April, 2004 to date, he was also the co-founder and a director of The Green Renewable Energy Company, a company engaged in the business of developing biomass fuelled power generation plants.  From June 1996 to October 2002, he was director of energy trading at Amerada Hess Gas. Also during the period from December, 1994 to date Mr. Nangle was a director of Navan Consulting, a company providing consulting services primarily to energy companies. Prior to this from March, 1980 to September, 1994 Mr Nangle held a variety of roles within the BP Group.

The business address of the directors and officers is PO Box 1056, 1637, Shar-Cal Road, Calvert City, Kentucky, 42029.

There are no family relationships (whether by blood, marriage or adoption) between or among the above directors or executive officers.

Other Employees

In addition to the officers identified above, another significant employee of the company, who will be employed by a subsidiary, is Mr. Jack Dunigan.  From March 2007 to date, Mr. Dunigan has been the Technology Co-ordinator and Liaison Manager of Four Rivers and with immediate effect will be the General Manager of Four Rivers, as the wholly owned subsidiary of the company.  From August 2006 to February 2007, he worked on the feasibility of establishing a bio diesel facility in Western Kentucky. From April 2000 to August 2006, he was the owner of an aquaculture feed and dog food business, which manufactured its own bio-diesel for use in the business.

Board of Directors and Officers

The directors will be elected to annual terms by the holders of common stock.  All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors.

Officers of the corporation are appointed by the board of directors to serve until the appointment and qualification of their successors or earlier resignation or termination.

Board Committees and Meetings

The company does not have any committees of the board of directors at this time.

The board of directors does not have a nominations committee because there are a limited number of directors, and the board believes shareholder suggestions would be made known to the entire board, if and when received by the company, because many of the board members are also the engaged in the operations of the company. As such, the board of directors believes that there will be sufficient communication by shareholders with the board about matters and nominees to be brought to its attention, if at all.  In the future, the board of directors may establish a nominations committee and adopt a committee charter.

Currently the company’s board of directors functions as an audit committee and performs some of the same functions as an audit committee, including the following: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors.  The company is not a "listed company" under SEC rules and therefore is not required to have an audit committee comprised of independent directors.  Med-Tech’s board of directors has determined that its members include two persons, Messrs. Thorp and Padgett, who qualify as an "audit committee financial expert" within the meaning of the rules and regulations of the SEC.  The board of directors has determined further that the majority of its current board members are able to read and understand fundamental financial statements and have substantial business experience that results in the members’ financial sophistication.  Accordingly, the board of directors believes that its board of directors collectively have sufficient knowledge and experience to fulfill the duties and obligations that an audit committee would have.  In the future, the board of directors plan to establish an audit committee and adopt an audit committee charter.

Director Compensation

The company intends to develop a compensation plan for the outside directors, which may include cash remuneration, reimbursement of expenses and options or other grants of common stock, which will likely vest over a period of years and be exercisable for a substantial number of years after vesting.  The company does not plan to compensate employee directors for attending meetings, but it does plan to reimburse them for their out-of-pocket expenses for attending meetings.

Management Compensation

Management Compensation

The following table provides information concerning compensation earned by the officers of Med-Tech who were the former management of Four Rivers for the fiscal period March 15, 2007 (inception) ended to June 30, 2007 for Four Rivers.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Gary Hudson – Chief Executive Officer	2006	--	--	--	--	--	--	$43,750	$43,750
Stephen Padgett – Group Finance Director	2006	--	--	--	--	--	--	$42,000	$42,000
Kevin Alexander- Secretary	2006	--	--	--	--	--	--	$42,000	$42,000

Executive Compensation Determination

Subject to the approval of the directors appointed under the terms of the Series A Preferred Sock, it is the intention of the company to determine executive compensation by a decision of the board of directors, and in the future, if there are independent directors, by a majority of the independent directors in conjunction with the approval of the Series A Preferred Stock directors, at a meeting at which the chief executive officer will not be present.  In the future, the board may establish a compensation committee.

Currently, none of the officers of the company have written employment agreements and are employed on an at-will basis. From time to time key employees may receive a cash bonus as rewards for their job performance that meet or exceed the operation goals and results set up by the board of directors or high-level management. The company will also consider other employee benefits for which it will assume the cost, such as health and dental insurance benefits.  The company also will reimburse employees for their travel expenses.  The following table lists the compensation the company intends to pay to its executives and key persons for the balance of fiscal year 2007 and 2008. The compensation listed in the following table may be changed based on the decision or resolution from the company’s board of directors or the compensation committee, if any.

Name	Principal Position	Annual Salary or Wages
Gary Hudson	President and Chief Executive Officer of the Company and President/Chief Executive Officer of Four Rivers	$250,000
Stephen Padgett	Vice President and Finance Director of the Company and Finance Director of Four Rivers and The Four Rivers BioEthanol Company Limited	$240,000
Martin Thorp	Chief Financial Officer of the Company	$90,000
Kevin Alexander	Secretary of the Company	$180,000
Jack Dunigan	General Manager of Four Rivers	$216,000

Employment and Related Contracts

It is anticipated that the company will enter into an employment agreement with each of its executives and key persons in the near future.  Except for the salary amounts as noted above, the form of agreement will be similar for each of the executives and key persons, although the agreement with Stephen Padgett will be different from the others and will be entered into with The Four Rivers BioEthanol Company Limited, Four Rivers’ United Kingdom subsidiary.  The employment agreements will provide for the salary and benefits, as such benefits are developed and made available to the employees of the company.  Currently it is the intent of the company that the benefits will be substantially equal for all the employees of the company, but this will change as the company hires more persons in the differing operational activities.  The agreement will provide that the employee will be eligible for bonuses as determined from time to time by the board of directors.  The agreements, where appropriate will be for an initial term of at least one year, subject to satisfactory performance, which is automatically renewed for one year terms unless notice of termination is given to the employee.  The severance benefits will be limited to amounts due and COBRA rights, the extent applicable. The agreements will also have non-competition and confidentiality provisions, including a limited geographic scope and time period non-competition agreement, an agreement not to entice away other employees, vendors or customers of the company, and an agreement to protect the confidential information of the company and assign over any inventions

Indemnification Agreements

Effective at the consummation of the Share Exchange, the company entered into an indemnification agreements with each of Gary Hudson, Stephen Padgett, Martin Thorp, Jack Dunigan and Kevin Alexander. These agreements provide that the company will indemnify such persons for certain actions taken against such persons by reason of their employment by the company and reimburse them for their expenses of defense. The provision of indemnification by agreement is in addition to indemnity insurance taken out by the company and the rights of indemnification provided under the certificate of incorporation and the law of the State of Nevada.

Section 8 - Other Events

Item 8.01

Other Events.

Med Tech

The company is a development stage company originally focused on the marketing and distribution of a medical pessary device designed for women. On October 29, 2004, the company entered into a license agreement with MDMI Technologies Inc. (“MDMI”), a private Canadian federal corporation, for a term of 50 years, pursuant to which it acquired an exclusive worldwide license to manufacture, market, and distribute a medical pessary device called the “Gynecone” for the treatment of female urinary incontinence. The original plan of operations was to develop and market the Gynecone device and secure agreements and working relationships with potential distributors for the Gynecone device. The company also intended to establish distribution agreements with major independent medical device distributors and work directly with these parties to perform all necessary activities including regulatory approvals, networking, clinician training and promotion.

MDMI is being investigated by the British Columbia Securities Commission.  If MDMI is unable to resolve the investigation, the company believes this will have an adverse impact on its Gynecone product business.  Therefore, it is not actively pursuing this business at this time.  If there is resolution of the investigation, and the agreements the company has with MDMI are determined to be operational, then the company intends to pursue this line of business as a subsidiary.

The company has not earned any revenues prior to the Share Exchange. The company does not anticipate earning revenues from the Gynecone device until such time as it confirms the operational position and financial condition of MDMI, and the company completes the marketing, promotion and development of the Gynecone device. The company can provide no assurance that it will be able to generate revenues from sales of the Gynecone device or that the revenues generated will exceed the operating costs. Since the inception of the company, it has used common stock sales to raise money for asset acquisitions, for corporate expenses and to repay outstanding indebtedness. The company is dependent upon obtaining financing to pursue the Gynecone device business plan. The auditors stated in their report that they have substantial doubt that the company will be able to continue as a going concern.

The Gynecone business will be retained and placed in a wholly owned subsidiary of the company. The subsidiary will hold all the assets and liabilities of that business.  The company thereafter may fund the operations of that subsidiary or dispose of the subsidiary or its individual assets as the board of directors determines it the future.  Until the investigation of MDMI by the government of British Columbia is complete, it is not possible to determine if the subsidiary will have any operational value or if there would be a third party purchaser.

Four Rivers

Four Rivers is a developmental stage company, and it intends to develop, own and operate an approximately 130 MMGPY corn  based dry mill fuel grade ethanol plant with front end fractionation and a 35 MMGPY bio-diesel plant and other renewable bio-energy facilities.  It is intended that provision will be made in the design to allow of the ethanol plant to be increased to produce 260 MMGPY of ethanol and to be able to convert from natural gas to more attractive energy sources.  The Plant will convert corn oil derived from the fractionation and vegetable oils (primarily soy oil) to fuel grade transportation liquids and other energy and animal feed by-products such as dried distillers grains  ("DDG").

Four Rivers has acquired options to procure approximately 370 acres of land suitable for the development of the integrated bio-energy facility. There are seven option agreement and the aggregate consideration payable upon exercise is about $6 million. One of the option agreements provides for the deferral of the payment of $1.3m of the $2.1m purchase price, in shares of the company at $0.90 per share. The grantor that particular option has been granted the right to acquire 1,444,444 shares in the company, such right to be exercised between 12 and 24 months of the Share Exchange, and until then the $1.3m deferred payment is deemed to be a non interest bearing loan. Four Rivers is also negotiating for approximately 106 acres of river front property for future commercial port development.  In addition there are another 275 acres that could be acquired in future for the commercial port development and further expansion of the integrated bio-energy facility and related industry.

The above acreage represents the primary site located on the Tennessee River approximately 12 miles upriver of Paducah near Calvert City, Marshall County, Kentucky. While the Calvert City site is the preferred location, the management of Four Rivers has investigated and may choose to select an alternate site for the development of the integrated bio-energy facility.

The sites under option and investigation have been selected by Four Rivers because they provide good logistics, being on or proximate to major rivers within the Mississippi River system, located in the Eastern part of the United States, and proximate to excellent rail and road infrastructures and utility sources. Four Rivers considers river transportation to be highly important for the bulk supply of the corn and oil feed stocks necessary to the operation of the integrated bio-energy facility and for the delivery of finished products, such as bio-ethanol, bio-diesel and DDG, to customers.

The planned bio-ethanol plant is expected to initially process approximately 50 million bushels (about 1,389,000 tons) of corn per annum and to produce approximately 130 MMGPY of fuel grade denatured ethanol from approximately 1,111,000 tons per year of endosperm from fractionation of the corn, plus:

175,000 tons per year of Germ (from fractionation)

105,000 tons per year of Bran (from fractionation)

152,000 tons per year of High Protein DDG (co-product from the ethanol process), and

396,100 tons per year of CO2 (co-product from the ethanol process).

As part of the planned development of the Plant, approximately 27,800 tons per year of corn oil is expected to be extracted from the germ and is planned to form a portion of the feedstock for the biodiesel plant thus enhancing the economics of the Plant.  Inherent in the results of the ethanol process when using fractionated corn is an enhanced and high protein DDG co-product with a potentially wider market.

The planned bio-diesel plant is expected to process approximately 130,000 tons of pre-treated vegetable oils and to produce approximately 35 MMGPY of fuel grade B 100 (100%) biodiesel.

In addition to the options to acquire a suitable site, Four Rivers has made substantial progress on all major front end development activities, which are in various stages of negotiation or development.  Four Rivers is in the process of determining the terms of or completing contracts for the following:

•	The supply of the Engineering, Procurement and Construction services necessary for the construction of the Plant.
•	The supply of necessary feedstock with major agricultural supplier.
•	The off-take of both bio-ethanol and bio-diesel products with major distributors.
•	The off-take of co-products with various potential buyers.
•	The supply of process equipment necessary to the Plant.

The design and build contracts will be via an Engineering, Procurement and Construction lump-sum, turnkey contract, including provision for process technology provider.  From the start of the EPC contract until plant start-up, the expected time is approximately 24 months from the effective date of the Engineering, Procurement and Construction contract..

Funding of Construction

The total funding requirement for the construction and initial operation of the Plant is estimated to be approximately $400 million.  The estimated cost of the integrated bio-energy facility is approximately $270 million and the balance of $130 million is for working capital, fees and debt service.  The funding will be a mix of equity and debt, with the goal to be 40% equity and 60% debt. Four Rivers is seeking financing commitments from money center and/or regional banks with experience in the bio-energy industry. The senior debt structure is based upon the signed form of term sheet with WestLB, who will act as lead arranger. WestLB has been prominent in arranging senior debt facilities in the bioethanol industry and will be acting as the lead arranger for a number of other ethanol opportunities. Under the term sheet, the senior debt portion of $175m has been calculated on the basis of $1.25 per annual gallon produced as per the original business plan (including $0.10 for working capital). Repayment of senior debt principal is subject to a scheduled repayment of 6% per annum on the second anniversary of financial close plus a “Cash Sweep”. The Cash Sweep is calculated as 40% of EBITDA, less interest on senior debt and interest on mezzanine debt. Interest payments are to be payable quarterly at a projected annual equivalent rate of 350 basis points above LIBOR. Final legal maturity is anticipated to be 6 years post construction and commissioning of the plant.

Four Rivers is seeking to obtain financing commitments from mezzanine finance providers of approximately $60 million. Four Rivers is in advanced discussions with an investment banking firm that is an experienced mezzanine finance provider in the ethanol industry regarding tax exempt and taxable bonds for the project whereby local government organizations would seek to issue bonds in favor of the Project under the solid waste Revenue Bond Scheme.  Four Rivers has also signed an engagement letter with an international investment banking firm for a proposed private placement of equity securities to raise between $80- $110 million. Neither Four Rivers nor the company have commitments for the full amount of the funding required for the design, procurement, construction and commissioning of the proposed plant. There is no assurance that funding will be obtainable as desired or in full to build the plant, and there is no assurance that the above described financing arrangements will be successfully completed.

Product Technologies

Plant Design

The management of Four Rivers has identified a number of opportunities to take advantage of recent developments to enhance the configuration of the bioethanol plant by incorporating corn fractionation and anaerobic/aerobic digestion systems from the commencement of production.  In addition, the management of Four Rivers is considering the use of a multi-train design for the biodiesel plant to allow for greater production flexibility.  By making modifications to the overall design of the plant, it is anticipated that the proposed integrated bio energy facility will be at the forefront of the new generation of plants.

Corn fractionation is the process of separating the corn into its three main component parts:

•

Endosperm, the starch bearing material;

•

Germ, which contains corn oil. After extracting the corn oil, the de-oiled germ is used for animal feed and may be converted to energy; and

•

Bran, which is used for animal feed and may be converted to energy.

Rather than processing the whole grain of corn in the bioethanol process, as originally planned, using corn fractionation only the starch bearing material will be processed.  Therefore the throughput of the plant for essentially the same size plant equipment can be increased from approximately 105 million gallons per year to around 130 million gallons per year and will then use about 50 million bushels of corn per year.  Produced quantities and types of co-products will also be affected due to these enhancements.

In addition, the corn oil extracted from the germ used to supply the planned biodiesel plant will be higher quality and will need less pretreatment.  After extracting the corn oil from the germ, the de-oiled germ may be sold as an animal feed on its own or as a mix with the bran.  The de-oiled germ may also be used as a source of energy by being burned or via a gasification process.

The main co-product from the ethanol process is called distillers’ grains and by using corn fractionation these contains a higher protein content.  The traditional market for distillers’ grains is for animal feed and the high protein content enables the enhanced product to be sold into the poultry, fish and pet food markets.  Traditionally, the soluble co-products (thin stillage and syrup) are added to the distillers’ grains, which impacts on the quality of the product and requires the use of more energy to dry the combined co-product.  Under the proposed design, Four Rivers will divert the soluble co-products from the fermentation area of the bioethanol plant to be used as a feedstock for the anaerobic/aerobic digestion system.  The distillers’ grains may also be used as a source of energy by being burned or via a gasification process.

Any use of the de-oiled germ, bran or distillers’ grains as a source of energy will reduce the plants reliance on externally purchased energy sources, such as electrical power and natural gas.

A combined anaerobic/aerobic digestion system is planned and is a process whereby some of the thin stillage from the fermentation area of the bioethanol plant is used to generate methane gas which can reduce the energy requirement of the plant by a considerable amount.  This reduction might be in the order of 45%. This would reduce the need for and use of expensive energy sources such as natural gas.

In addition to the methane gas generated by the anaerobic/aerobic digestion system, the system produces a residual sludge.  Water can be extracted from the sludge and be recycled for use in the bioethanol process and the dried sludge can then be sold for fertilizer.

The management of Four Rivers has decided to delay the construction of the biodiesel plant in order that the completion of construction coincides with the start-up of the bioethanol plant.  This will allow the management of Four Rivers to take advantage of the then available own source of corn oil as a feedstock substitute and/or supplement to soy oil or other bought in feedstock thus resulting in reduced operating costs for the input requirement of the biodiesel plant.

The biodiesel plant may also be reconfigured into two or three trains to produce the overall design capacity of 35 million gallons per annum.  This configuration will allow for increased flexibility by being able to simultaneously process different types of feedstock such as corn oil and soy oil depending upon prevailing market conditions and availability of feedstock. In addition, the multiple train design will allow increased operating and maintenance flexibility.

Even with the proposed changes in the business plan, the management of Four Rivers has maintained the integrity of the fundamental design concepts to be able to increase the size of the facilities by up to 100%.  In addition, the layout of the plant site has areas allocated to take into account further technological developments, such as cellulosic bioethanol process.

The design of the logistics infrastructure capability of the plant in the form of rail and river facilities also takes these expansion plans into account at this stage of the development of Four Rivers.

Considerable progress has been made towards securing the environmental air permit from the Kentucky DEP.  Subject to the application process and pubic reviews the permit is expected to be issued in draft form in about two months.

Timing of Plant Construction

It is anticipated that the overall construction schedule will be about 24 months from the effective date of the main design, procure, construct and commissioning contract.

Ethanol

Ethyl alcohol, also known as ethanol, is a flammable, colorless chemical compound.  Ethanol is a grain alcohol, equivalent to that found in alcoholic beverages which may be used as gasoline blend stock.  In the United States, ethanol has been used for this purpose since the 1930’s. Ethanol is produced through the fermentation of starch and sugar based feed stocks, and then it is denatured so it is not fit for human consumption. Fuel grade denatured ethanol typically is created by adding gasoline to the ethyl alcohol.

According to the table of United States ethanol production facilities prepared by the Renewable Fuels Association (RFA), approximately 85% of ethanol in the United States today is produced from corn, and approximately 90% of the ethanol is produced from a corn and other input mix.  For example, ethanol can be produced from a number of different types of grains, such as wheat and milo, as well as from agricultural waste products such as rice hulls, potato waste and brewery and beverage wastes.

Ethanol is marketed across the United States as an oxygenate (meaning that it adds oxygen to the fuel mixture) to reduce vehicle emissions as part of federal and state clean fuel programs which require the use of oxygenated gasoline in areas with certain levels of air pollution. Ethanol is also marketed as an octane enhancer to improve vehicle performance and reduce engine knock. Management believes substantially most United States ethanol production is currently used as a fuel additive in gasoline.

According to reports from the U.S. Environmental Protection Agency ("EPA") and others, due to their availability and cost, ethanol and MTBE (METHYL tertiary-butyl ether, more commonly known as MTBE, which is used to make gasoline burn more efficiently and cleaner) are the two primary additives used to meet the federal oxygenate requirements for gasoline. In recent years, there has been growing public concern about MTBE contamination of water supplies. These concerns have resulted in twenty-five states banning or significantly limiting the use of MTBE and the consequent growth in demand for ethanol.

Bio-Diesel

Bio-diesel is an alternative fuel similar to “conventional” or “fossil” diesel.  Bio-diesel can be produced from straight vegetable oil, animal oil/fats, tallow and waste cooking oil.  The process used to convert these oils to bio-diesel is called transesterification.  This process is the reaction of a triglyceride (fate/oil) with an alcohol to form esters and glycerol, using a catalyst, which is typically sodium hydroxide (caustic soda) or potassium hydroxide (potash).  After the reaction time, which can be from one to eight hours, two major products are created, bio-diesel and glycerin.    These are separated, excess alcohol is removed by evaporation, and the products are washed and purified.  Transesterification is an economical process, requiring only low temperatures and pressures and producing a 98% conversion yield.

The main benefit of bio-diesel is that it can be described as generally carbon neutral.  This means that the fuel produces no appreciable net output of carbon in the form of carbon dioxide.  This effect occurs because when the oil crop grows it absorbs about the same amount of carbon dioxide as is released when the fuel is combusted.

Anaerobic/Aerobic Digestion System

Under the proposed design, the soluble co-products, “thin stillage” from the fermentation area of the bioethanol plant will be diverted to the anaerobic digestion system to be used as a feedstock.  The distillers’ grains may also be used as a feedstock for this system or as a source of energy by being burned or via a gasification process.

A combined anaerobic/aerobic digestion system is a process whereby the thin stillage from the fermentation area of the bioethanol plant, is used to generate methane gas which can reduce the energy requirement of the plant by a considerable amount.  This reduction is expected to be at least 30% and could be as high as 60%.  Actual amount depends on efficiency of the fractionaltion process, ethanol fermentation and equipment used in the anaerobic/aerobic digestion system and overall facility operation and management.  During detail design Four Rivers will decide an optimized mix of all parameters.  In any event this configuration will significantly reduce the need for and use of expensive energy sources such as natural gas.

The first step of the treatment system incorporates a complete-mix anaerobic process which will digest a substantial portion of the organics contained in the thin stillage waste. As a result of the anaerobic digestion process, methane-rich biogas is generated which will be utilized as fuel to run the ethanol plant. Following anaerobic digestion, the anaerobic solids will be concentrated and will be either land applied and used as a fertilizer or else burned as a source of additional fuel. The aerobic polishing step following anaerobic treatment will further purify the thin stillage wastewater and, by means of membrane technology, will create a very clean effluent which we expect can be discharged to the river. Again, solids from the aerobic process will be concentrated and either land applied as a fertilizer or burned as a source of additional fuel. The system will incorporate the most effective combination of treatment technologies to optimize the generation of biogas while resulting in an effluent which is expected can be suitable for river discharge.

In addition to the methane gas generated by the anaerobic/aerobic digestion system, the system produces a residual sludge.  Water can be extracted from the sludge and be recycled for use in the bioethanol process and the dried sludge can then be sold for fertilizer.

The anaerobic digestion of waste not only has a positive influence on the environment, but also offers many direct advantages to the farming sector, as follows:

➢

Significant reduction in the risk of spreading disease;

➢

Significant reduction in harmful emissions to air - methane, is a strong greenhouse gas;

➢

Significant reduction in odour problems;

➢

Reduction in the use (and cost) of artificial mineral fertilisers;

➢

Reduction in the use of landfill by recycling biogenic waste back to the land; and

➢

Reduction in surface and ground water pollution (especially important for Nitrate Vulnerable Zones)

The combined preparation, processing, anaerobic and aerobic digestion and storage of the treated material is considered as Best Practice and is indeed environmentally (and socially) responsible form of management for wastes, which at the same time also gives more stable, balanced and higher nutrient values to the farmers.

Government Support for Ethanol

The United States government supports the use of ethanol by granting a $0.51 per gallon tax credit which promotes use of ethanol as a gasoline substitute in a 10% blend (E10).  This credit currently extends through 2010 and a similar credit of $0.4335 per gallon for 85% blend (E85). On August 8, 2005, the Energy Policy Act of 2005 was adopted. This comprehensive energy legislation includes a nationwide renewable fuels standard ("RFS") and eliminates the oxygenate requirement for reformulated gasoline in the Reformulated Gasoline ("RFG") program included in the Clean Air Act. The RFS establishes minimum nationwide levels of renewable fuels to be included in gasoline, increasing from 4.0 billion gallons of RFS mandated usage in 2006 to 7.5 billion gallons by 2012. A bill was passed by the US Senate in 2007 (but not yet by the House of Representatives) which would increase the RFS to 8.5 billion gallons in 2008, stair-stepped to 15 billion gallons in 2015 and 36 billion gallons by 2022. The Renewable Fuels Association ("RFA") expects that ethanol should account for the largest share of the renewable fuels produced and consumed under an RFS. Given this objective, additional plants for the production of renewable fuels must be built.  Recently proposed legislation extended the $1 per-gallon bio-diesel tax credit through 2008 and the $0.10 per-gallon small agri-bio-diesel producer income tax credit was extended through 2008.  The United States Department of Energy has established a goal of replacing 30% of domestic gasoline usage with biofuels, including ethanol, by 2030.  Overall, there are a number of legislative initiatives being proposed by different interests before the United States Congress from time to time, many of which will encourage greater use of renewable fuels and offer tax incentives and protection to develop the industry.

Proposed legislation would also require the Secretary of Energy to promulgate regulations to ensure that each major oil company that sells gasoline in the United States through wholly-owned or branded stations provides pumps that dispense E-85 fuel (a blend of fuel of which approximately 85% of the content is derived from ethanol produced in the United States) at not less than: (1) a specified percentage of all of its stations (increasing from 5% in 2008 to 50% in 2017); and (2) a minimum percentage of its stations in each state.  The proposed legislation would allow a company to earn and sell production credits when it exceeds the percentage required and prohibit companies from using credits purchased to fulfill geographic distribution requirements.  The proposed legislation would also amend the Energy Policy Act of 1992 to increase to 100% the proportion of vehicles acquired by a federal fleet in and after 2008 that must be light duty alternative fueled vehicles, and it would amend the Clayton Act to: (1) prohibit restricting the right of a franchisee to install a renewable fuel pump; and (2) define "gasohol" as any blend of ethanol and gasoline.  A significant part of the proposed legislation would require makers of new automobiles capable of operating on gasoline or diesel fuel to ensure that a specified percentage of automobiles manufactured in any model year after 2007 for sale in the United States (increasing from 10% in 2008 to 100% in 2017) are dual fueled automobiles and the legislation offers a manufacturer to earn and sell production credits if it exceeds the number required.   The proposed legislation further requires the Secretary of Transportation to promote the use of fuel mixtures containing gasoline or diesel fuel and one or more alternative fuels.

In 1980, Congress imposed a tariff on foreign produced ethanol (made from cheaper sugar cane) to make it more expensive than domestic supplies derived from corn. This tariff was designed to protect the benefits of the federal tax subsidies for United States farmers. The tariff was originally $0.60 per gallon in addition to a 3.0% ad valorem duty (based on the value of the product) for United States farmers. The tariff was subsequently lowered to $0.54 per gallon and was not adjusted completely in sync with the change in the tax benefit. the company cannot assure investors that it will not be changed or removed entirely. In May 2006, bills were introduced in both the U.S. House of Representatives and U.S. Senate to repeal the $0.54 per gallon tariff. It cannot be estimated the extent to which the volume of imports would increase or the effect on U.S. prices for ethanol if this proposed legislation is enacted or if the tariff is not renewed beyond its current expiration of January 1, 2009.

Ethanol imports from 24 countries in Central America and the Caribbean Islands are exempted from this tariff under the Caribbean Basin Initiative in order to spur economic development in that region.  The CBI is governed by the U.S. – Caribbean Basin Trade Partnership Act which currently continues in effect until September 30, 2008.  Under the terms of the Caribbean Basin Initiative, member nations may export ethanol into the United States up to a total limit of 7.0% of United States production per year (with additional exemptions from ethanol produced from feedstock in the Caribbean region over the 7.0% limit). Imports from the exempted countries and Brazil, which, according to the RFA, were 161.1 million gallons or 4.7% of United States ethanol production in 2004, have increased in recent years. These imports are expected to increase further as a result of new plants under development, including a new plant under development by Cargill, Inc. in El Salvador that would take the water out of Brazilian ethanol and then ship the dehydrated ethanol to the United States duty-free.

Market Positioning

There are four key parameters that affect the economic viability of a biofuels project.  The most important of these factors are the price of oil and the number of competing plants and companies.  In addition, the other most important factors are the supply and demand of feedstock and products and the overall efficiency of production relative to competition.

As oil pricing is the most important factor, any rise in the price of oil will benefit the biofuels industry.  The generally held view is that over the last few years the crude oil market has fundamentally shifted to a new price level driven by the explosive growth in demand from the developing Asian countries, notably China and India.  The company is basing its model on the price of crude oil trading in at least the 50-60 $/bbl range.

Production capacity is the second most important factor.  According to research conducted by Four Rivers, there is either on line or in construction capacity within the United States of approximately 12,028 MMGPY as of as of April 5, 2007 of ethanol. There are about 194 plants, of which 141 are located in the Midwest states.  These plants produce about 5,685 MMGPY of ethanol.  There are under construction plants estimated to have a production capacity of about 6,343 MMGPY, of which about 70% of the capacity will be located in the Midwestern states.  The research also shows that there is very little production capacity extant or planned for Kentucky.  Thus, management believes that Kentucky should provide an advantageous location both because it is closer to the under-served market of the Southeastern United States and may enable Four Rivers to achieve favorable treatment regarding tax allowances and development grants.

The Ethanol Market

Ethanol has two potential gasoline markets.  Since ethanol will be the principal product produced at the proposed Plant, this market will be the primary one and most important one for the financial success of the company.  The E10 gasoline market is one where ethanol is used as a high octane blending component in traditional gasoline.  This is equivalent to an aggregate ethanol demand of 14.4 billon gallons based upon 2006 consumption figures.  Ethanol can be incorporated into the gasoline blend at the rate of up to 10% without the need to modify existing vehicles.  To go above 10% in the United States will require the approval of the motor manufacturers before the oil industry would be wiling to do so, barring some form of legislative mandate.

The E85 gasoline market is one that uses motor fuel blends of up to 85% ethanol and just 15 percent gasoline.  This gasoline can only be used in flexible fuel vehicles, and there are currently only about 6 million of such vehicles on United States roads.  Such vehicles can be made in most vehicle classes.  Although small, there is a growing number of fuelling stations where such E85 gasoline is sold, mostly in the Midwest.  Although this market could represent a future significant market, it represents only one percent of the total ethanol used in the United States fuel supply, which was itself comprised of only 4% of gasoline.  Additionally, it will take a significant amount of investment to develop a distribution network and availability of such vehicles and manufacturer and consumer acceptance.

Feed Stock Supply

The company does not anticipate any problems in obtaining the raw materials for the production of its biofuels.  The non-ethanol United States demand for corn is not expected to increase over the next decade, and actual demand in the longer term future is expected to remain flat.  Export of corn for non ethanol purposes is also expected to remain flat.  The corn industry, however, has been able to improve yields and therefore supply, and the NCGA Renewables Fuels Forum has suggested that with increasing yields, incremental acreage shifts and new technology, it is quite feasible that corn growers could harvest increasing amounts which would provide adequate supplies, even as demand increases from the ethanol producers.

Notwithstanding the assumptions about the future, in the short term, it is expected that there may be tight supply for corn feedstock as the number of ethanol plants coming on line increases in the near term and overall capacity for ethanol production grows.  As long as there is a mismatch between demand and supply which characterizes the current market situation, it is expected that there will be price increases and price fluctuation in corn feed stock.

The company plans on entering into longer term supply arrangements for its feed stocks to smooth out its cost of raw materials.  Management of Four Rivers, as part of the process of anticipating operations, has been in discussions with suppliers of corn and believes that it will be able to enter into supply contracts on terms that will permit it to operate its planned facilities at economic rates.  Also, because of the plant positioning, it expects that its more favorable transportation costs will enable the company to absorb some of the increases that may occur from time to time in the price of its feed stocks.

Notwithstanding the fact that corn forms the basis for most ethanol production, the industry will also be exploring other sources of biomass for the production of ethanol.  One of these is cellulosic biomass, which is basically wood.  Cellulose contains glucose, the same type of sugar that is found in corn starch and can be fermented to ethanol using conventional yeasts.  There is much research and development yet to be done to bring this source of ethanol to a market reality.

For the bio-diesel product, the Plant primarily will use soy oils.  Currently, management believes there is adequate supply of soybeans and soybean products in the United States and international markets.  Because of the growth in production of soy beans world wide, it is currently anticipated that there will be downward pressure on the price of this raw material in the near future.

Competition

The bio-ethanol market is rather fragmented.  There are a number of well known producers with substantial production capacity, revenues and funding with established sources of supply and customers, many of which are under long term arrangements.  In addition, however, there are also a large number of smaller producers, many being farm cooperatives, with limited ability to source supplies and limited ability to deliver significant quantities of ethanol and with a customer base.  Many of these smaller producers supply the larger companies.

The leading companies in the bio-ethanol market are Archer-Daniels-Midland Company, Aventine Renewable Energy Holdings, Inc., Cargill, Inc. and A.E. Staley Manufacturing Company, a subsidiary of Tate & Lyle, PLC.  There is additional competition from such companies as US Bioenergy, VeraSun Energy Corp., and Hawkeye Holdings.  All of these potential competitors to the company are operational and have an established place in the market.  Some of the potential competitors are divisions of larger enterprises and have greater financial resources. Although many of the potential competitors are larger than the company, it also will have smaller competitors. Farm cooperatives comprised of groups of individual farmers have been able to compete successfully in this industry. In addition, many of the new ethanol plants under development across the country are driven by farmer ownership.

The company also will face competition in the United States market from international suppliers which are becoming an increasingly important source of ethanol. Although there is a tariff on foreign produced ethanol imported into the United States that is roughly equivalent to the federal ethanol tax incentive, ethanol imports are growing and are expected to continue to grow in the future.

Not only will the competition be in the customers for the products of the company, but these companies will also produce competition in sourcing the feed stocks necessary for the Plant.  The larger companies typically enter into long term supply arrangements and engage in hedging transactions which can acquire supply well in advance of use.  The smaller cooperatives typically will source their feed stock from the coop members within the vicinity of their plants and such growers will not be selling into the open market.

Environmental Matters

The company will be subject to various stringent federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of employees. These laws, regulations and permits also can require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, natural resource damages, criminal sanctions, permit revocations and/or facility shutdowns. There can be no assurance given that the company will be able to meet these standards, or in the future the company will  be at all times in complete compliance with these laws, regulations or permitting requirements. It is possible that the company will become subject to legal actions brought by environmental, regulatory authorities, advocacy groups and other parties for actual or alleged violations of environmental laws and regulations and certain of the required environmental permits for the proposed Plant.

Although the company will be building a new plant which will incorporate the most recent technologies, it is anticipated that the company will have to make significant capital expenditures on an ongoing basis to comply with increasingly stringent environmental laws, regulations and permits.  In addition, the air emissions from the integrated facility will be subject to the federal Clean Air Act, the federal Clean Air Act Amendments of 1990 and similar state laws which generally require reduction of emissions. In addition to increased costs, more stringent standards may also limit operating flexibility. Because other ethanol manufacturers will have similar restrictions, however, management believes that compliance with more stringent environmental laws and regulations is not likely to affect its competitive position. However, these costs could adversely affect the financial condition and results of operations in the future and such costs may be material.

The EPA has drafted a final National Emissions Standard for Hazardous Air Pollutants (NESHAP) under the federal Clean Air Act for industrial, commercial and institutional boilers and process heaters. This NESHAP, which became effective on November 12, 2004, is expected to require producers of ethanol to implement maximum achievable control technology to reduce hazardous air pollutant emissions from certain of boilers and process heaters.  The company anticipates that because its proposed Plant is new, this will not be any significant cost to the company.

Four Rivers is at an advanced stage in connection with it “air permit” application with the Kentucky EPA.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Med-Tech's common stock has been listed on the OTC Bulletin Board under the symbol MDTU.OB since May 5, 2006. Currently, there is no established trading activity for our common stock. We hope to develop in the future an active trading market in our common stock; however there are no assurances that an active trading market for our common stock will materialize. There have been no trades to report under this section.

There currently is no liquid public market for our common stock, and no assurance can be given that a liquid public market will develop or that a shareholder will ever be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile. Unless and until our common shares are quoted on the NASDAQ system or listed on a national securities exchange, the common shares will be defined as a “penny stock” under the Exchange Act and SEC rules thereunder. The Exchange Act and penny stock rules generally impose additional sales practice and disclosure requirements upon broker-dealers who sell penny stocks to persons other than to certain “accredited investors” (generally, institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 jointly with spouse) or in transactions not recommended by the broker-dealer.  For transactions covered by the penny stock rules, the broker-dealer must make a suitability determination for each purchaser and receive the purchaser’s written agreement prior to the sale. In addition, the broker-dealer must make certain mandated disclosures in penny stock transactions, including the actual sale or purchase price and actual bid and offer quotations, the compensation to be received by the broker-dealer and certain associated persons, and deliver certain disclosures required by the SEC. So long as our common shares are considered a “penny stock”, many brokers will be reluctant or will refuse to effect transactions in our shares, and many lending institutions will not permit the use of penny stocks as collateral for any loans.

Common Stock and Holders

The company is authorized to issue 500,000,000 shares of common stock, of which 109,449,878 shares are outstanding as of December 4, 2007.  As of December 4, 2007, after the transactions reported upon the company has approximately 200 stockholders of record.

Dividend Policy

We have not declared any dividends to date. We have no present intention of paying any cash dividends on our common stock in the foreseeable future, as we intend to use earnings, if any, to generate growth. The payment by us of dividends, if any, in the future, rests within the discretion of our Board of directors and will depend, among other things, upon our earnings, our capital requirements and our financial condition, as well as other relevant factors.

Equity Compensation Plans

The company does not have any equity compensation plans in effect at this time.  The company does intend to develop such a plan in the future and seek shareholder approval if required.

Recent Sales of Unregistered Securities

The company issued 5,000,000 shares of common stock on May 28, 2004 to Mr. Mark McLeary, the then sole officer and director of the company, at a price of $0.001 per share, for total proceeds of $5,000. These shares were issued pursuant to Section 4(2) of the Securities Act. The 5,000,000 shares of common stock are restricted shares as defined in the Securities Act.

On September 15, 2004, the company completed an offering of 5,000,000 shares of  common stock at a price of $0.01 per share to a total of 50 purchasers known to our then sole director. The total proceeds were $50,000. The offering was pursuant to Regulation S of the Securities Act. Each purchaser represented to us that they were a non-US person as defined in Regulation S. We did not engage in a distribution of this offering in the United States. Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution. Appropriate legends were affixed to the stock certificate issued to each purchaser in accordance with Regulation S. Each investor was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers.

On November 9, 2004, the company completed an offering of 100,000 shares of common stock at a price of $0.50 CDN per share to a total of 10 purchasers known to our then sole director. The total proceeds received from this offering was $50,000. The offering was pursuant to Regulation S of the Securities Act. Each purchaser represented to us that they were a non-US person as defined in Regulation S. We did not engage in a distribution of this offering in the United States. Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution. Appropriate legends were affixed to the stock certificate issued to each purchaser in accordance with Regulation S. Each investor was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers.

On March 26, 2007, the company completed an offering of 5,737,500 shares of its common stock at a price of $0.40 per share to 18 purchasers for aggregate gross proceeds of $2,294,762.45. The offering was pursuant to Regulation S of the Securities Act. Each purchaser represented to us that they were a non-US person as defined in Regulation S. We did not engage in a distribution of this offering in the United States. Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution. Appropriate legends were affixed to the stock certificate issued to each purchaser in accordance with Regulation S. Each investor was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers.

On December 4, 2007, we sold an aggregate of 28,183,978 shares of our common stock resulting in gross proceeds of $25,365,580, in an offering that was exempt from registration under Regulation S.  See also Item 3.02 of this Report on Form 8-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the common stock beneficially owned as of December 4, 2007, for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group, taking into consideration the contribution to capital of 62,136,475 shares of common stock, the issuance of 40,665,000 shares of common stock in the acquisition of Four Rivers and the sale of 28,183,978 shares in the Offering consummated on December 4, 2007, on which basis there are 113,449,878 shares of common stock issued and outstanding .  To the best of our knowledge, all persons named have sole voting and investment power with respect to the shares set forth in the table, except as otherwise noted.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	% of Common Stock Beneficially Owned
Gary Hudson(2)	11,362,279(3)	10.02
Stephen Padgett(2)	5,908,386(4)	5.21
Martin Thorp(2)	406,650	0.36
Kevin Alexander(2)	4,162,182	3.67
John Nangle(2)	850,000	0.75
Gordon Weightman(2)	7,319,700	6.45
Citco Global Custody N.V.(5)	7,000,000	6.17
All Directors and Executive Officers as a Group (5 persons)	22,689,497(6)	20.00%

_______________________

*

Less than 1%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”), which include holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total numbers of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.

(2)

The address for the individual is c/o  the company at 1637 Shar-Cal Road, Calvert City, Kentucky 42029.

(3)

Includes 8,521,710 shares held by Mr. Hudson, as trustee, for member of his family under a deed of trust.

(4)

Includes 1,985,412 shares held by Mr. Padgett, as trustee, for members of his family under a deed of trust.

(5)

The address for CitiGlobal Custody N.V. is Telestone 8—Teleport, Naritaweg 165, 1643BW Amsterdam.  Ann O'Hara & Paul Carrigg currently have the voting and dispositive authority for these shares.

(6)

See notes 3 and 4 above.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers, and persons who beneficially own more than 10% of a registered class of the company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the common stock are required by SEC regulations to furnish the company with copies of all Section 16(a) forms that they file.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the company, or written representations that no reports were required, management believes that for the fiscal year ended October 31, 2007, beneficial owners complied with the Section 16(a) filing requirements applicable to them.

PLAN OF OPERATIONS

The following discussion and analysis summarizes our plan of operations for the next twelve months, and our results of operation from inception September 30, 2007.

Subject to the availability of resources and personnel, our business plan for the next twelve months is to proceed with (i) the development of an integrated bioenergy facility, (ii) obtain the necessary finance and commercial contracts to complete the first phase of the proposed bioenergy facility, (iii) to carry out a feasibility study regarding the development of a commercial port facility in close proximity to the proposed site for the bioenergy facility, (iv) to consider alternative energy possibilities to service the proposed bioenergy facility, (v) consider strategic acquisitions which would complement the proposed bioenergy facility.

Four Rivers, the wholly owned subsidiary of Med Tech as a result of the consummation of the Acquisition Agreement on December 4, 2007, is a developmental stage company, and it initially intends to develop, own and operate an approximately 130 MMGPY corn based dry mill fuel grade ethanol plant with front end fractionation and a 35 MMGPY bio-diesel plant and other renewable bio-energy facilities.  It is intended that provision will be made in the design to allow of the ethanol plant to be increased to produce 260 MMGPY of ethanol and to be able to convert from natural gas to more attractive energy sources.  The Plant will convert corn oil derived from the fractionation and vegetable oils (primarily soy oil) to fuel grade transportation liquids and other energy and animal feed by-products such as dried distillers grains  ("DDG").

Four River’s long term objective is to develop a number of renewable energy projects that strategically service emerging markets from a logistics and geographical perspective. The Company’s management believe that there will be a period of consolidation within the US biofuels industry and that the location and structure of the proposed bioenergy facility may provide opportunities to expand both by acquisition and organically.

RESULTS OF OPERATIONS – FOUR RIVERS

From Inception to June 30, 2007 and the three months ended September 30, 2007

The financial statements show that Four Rivers have incurred a net loss of $422,806 for the period from March 9, 2007 (date of inception) to June 30, 2007, and $411,164 for the three months ended September 30, 2007, and have not yet generated any revenues, other than interest received of $16,332, that can offset operating expenses. We anticipate that we will not earn revenues until such time as we have entered into commercial production.

Revenue

We did not earn any revenues during the period from the date of inception to June 30, 2007, or for the three months ended September 30, 2007. We anticipate that we will not earn revenues until such time as we have entered into commercial production of our proposed bioenergy project.

Expenses

Our operating expenses from the date of inception to June 30, 2007, of $439,137 included $312,139 in consulting fees and $122,581 in travel and accommodation expenses. For the three months ended September 30, 2007 operating expenses of $411,164, included $312,167 in consulting fees and $88,633 in travel and accommodation costs. We anticipate that our operating expenses will increase as we continue to undertake our plan of operation, and our plan of diversification to the extent feasible.

Net Loss

We incurred a net loss in the amount of $422,806 for the period from inception to June 30, 2007 and a net loss of $411,164 for the three months ended September 30, 2007. Our loss was entirely attributable to the development of the proposed bioenergy facility. We have not earned any revenues to date. We can provide no assurance that we will earn any revenue or that any revenue earned will exceed the expenses incurred.

LIQUIDITY AND CAPITAL RESOURCES

At June 30, 2007, our cash or cash equivalents were $1,445,956, prepayments for project costs of $5,000, and tangible and intangible fixed assets relating to capitalized project costs of $367,461.  We had accounts payable of $128,905, accrued costs of $112,318.

At September 30, 2007, our cash or cash equivalents were $660,605, prepayments for project finance costs of $240,000, and tangible and intangible fixed assets relating to capitalized project costs of $562,079.  We had accounts payable of $31,764, accrued costs of $226,800 and car finance liabilities of $38,091 outstanding.

Since our inception on March 9, 2007, to the end of our quarter ended September 30, 2007, we have incurred an accumulated loss of $833,970. We attribute our net loss to being in the development stage and beginning to implement our business plan and to having no revenues to offset our operating expenses and professional fees.

Net cash used in operating activities was $202,915 from the date of inception to June 30, 2007. At June 30, 2007, we had total stockholders’ equity of $1,818,418.

Net cash used in operating activities was $625,732 during the quarter ended September 30, 2007. At September 30, 2007, we had total stockholders’ equity of $1,462,686.

There were no financing activities from the date of inception to June 30, 2007. During the three months ended September 30, 2007, financing activities included car finance obtained of $40,821, servicing of capital repayments and interest of $2,730 and $1,086 respectively.

We have funded our operations, to date, from the sale of equity capital for $2,000,000 to Med-Tech on March 26, 2007, and the issuance of shares of common stock for services and payment of expenses assumed by Med Tech prior to the consummation of the Share Exchange.

The time required for the Company to become profitable is highly uncertain, and the Company cannot be assured that it will achieve or sustain profitability or generate sufficient cash flow from operations to meet working capital requirements. If required, the ability to obtain additional financing from other sources also depends on many factors beyond the control of the Company, including the state of the capital markets and the prospects for business growth. The necessary additional financing may not be available or may be available only on terms that would result in further dilution to the current owners of the Company's common stock. The financial statements do not include any adjustments to reflect the possible effect on recoverability and classification of assets or the amounts and classification of liabilities, which may result from the inability of the Company to continue as a going concern.

2007 - 2008 Outlook

The key milestones for Four Rivers to complete over the next 12 months include the following activities:

•

Exercise of the various options to purchase land for the proposed project

•

Complete the negotiation of an Engineering, Procurement and Construction contract

•

Complete the negotiations of feedstock and supply contracts for the suite of products required for the project.

•

Finalize the arrangements for the provision of utilities to the bioenergy facility

•

Raise additional debt and equity finance to commence the full construction program

•

Review the air permit to allow for the project enhancements being implemented regarding fractionation, anaerobic digestion and alternative energy sources

•

Continue to build the senior management team for the ultimate commercial operation of the bioenergy facility

Based on our current operating plan, we do not expect to generate revenue that is sufficient to cover our expenses for at least the next twenty four months and beyond. We will need to obtain additional financing to operate our business for the next twenty four months and beyond. We plan to seek the capital necessary to fund our business plan through a private placement of our common stock and the sale of other securities in private and public transactions, and to seek borrowed capital from money center banks.  Such debt financing may be both secured and unsecured, and may be issued in connection with state and local authorities. Additional financing, whether through public or private equity or debt financing, arrangements with  shareholders or other sources to fund operations, may not be available, or if available, may be on terms unacceptable to us. Our ability to maintain sufficient liquidity is dependent on our ability to raise additional capital. If we issue additional equity securities to raise funds, the ownership percentage of our existing shareholders will be reduced. New investors may demand rights, preferences or privileges senior to those of existing holders of our common stock. Debt incurred by us would be senior to equity in the ability of debt holders to make claims on our assets. The terms of any debt issued could impose restrictions on our operations. If adequate funds are not available to satisfy either short or long-term capital requirements, our operations and liquidity could be materially adversely affected and we could be forced to cease operations.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires our management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Our management routinely makes judgments and estimates about the effects of matters that are inherently uncertain. There are no instances where management has had to make material judgments in areas of accounting in the presentation of the financial statements of the company.

Recent Accounting Pronouncements

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109 (“FIN 48”) which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition and defines the criteria that must be met for the benefits of a tax position to be recognized. The cumulative effect of the change in accounting principle must be recorded as an adjustment to opening retained earnings. The Company has completed its initial evaluation of the impact of the March 9, 2007 adoption of FIN No. 48 and determined that such adoption is not expected to have a material impact on its financial statements.

SFAS 157. In September 2006 the Financial Account Standards Board (the “FASB”) issued its Statement of Financial Accounting Standards 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. FAS 157 effective date is for fiscal years beginning after November 15, 2007. The company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 will be effective for the Company on July 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No.159 will have on its financial position and results of operations.

The adoption of these new pronouncements is not expected to have a material effect on our financial position or results of operations.

RISK FACTORS

You should carefully consider the risks described below, in conjunction with other information and our consolidated financial statements and related notes included elsewhere in this Form 8-K, before making an investment decision in the company.  Our business, financial condition or operating results could be affected materially and adversely by any or all of these risks.   An investment in our common stock consequently involves a high degree of risk.

Risks Relating to the Bio-Energy Business

The company is a start-up business, at the stage of initial planning and financing for the implementation of its business plan.

The company is in the development stage.  In this financing, it is seeking a portion of the initial capital for the acquisition of properties and building a plant for ethanol and bio-diesel production.  Therefore, an investment in the company is subject to all the risks of a business commencing the development and initial implementation of its business plan as well as the initial capitalization of the business plan, including, among other things, adequate financing, the ability to obtain additional funding as needed, proper budgeting and budget overruns, unforeseen delays in construction and implementation, inability to obtain property, regulatory compliance and approvals, obtaining materials, licenses and permits, technological difficulties, and hiring personnel.  Any of these may delay implementation of the bio-energy business plan or cause it to have to be changed or abandoned or cause the need for more capital.

Management has oil, gas and bio-energy related business experience, and limited direct experience in the construction and operation of an ethanol and bio-diesel production facility.

Although the management of the company has experience in energy production industry and the bio-energy and wind energy business, it has limited direct experience in constructing and operating a dry mill fuel grade ethanol and bio-diesel plant.  Therefore, investors are assuming the risk that this management team may not have fully developed all the aspects of the bio-energy business plan as may be required or may not be able to implement the business plan as required.

The company has options on parcels of land that are favorably located for transportation of its raw materials and products, which if not acted on or honored, may have a detrimental affect on the perception of the company and its future operational advantages.

One of the operational benefits of the company is its options to acquire land suitable for construction of the bio-energy facilities that will be able to use the tributaries of the Mississippi River for transportation and, additionally is located near existent rail and road transportation.  Moreover, these land parcels are located near natural gas lines and electric power lines.  The location of the property will provide less costly access to the markets in the Southeastern United States and other markets served by the Mississippi river system, which are currently under-served with bio-energy products.  Moreover, this location will permit the sourcing of raw materials more easily and less expensively over time.  If the company loses the options on these properties or the option is not honored, it is likely that transportation costs will severely impact future profit margins and investors and lenders will perceive that the company will have lost one of its primary advantages.

The company must construct its intended bio-energy production facilities, which if not achieved with budget and on time may reduce the value of an investment in the company.

The company must construct its first production facility.  Therefore, it will bear all the risks associated with the design, location, permitting and construction of a technologically advanced plant.  In addition, it must access all the necessary regional infrastructure systems, such as gas pipe lines, the electric grid, rail lines and roads.  Construction of a river port for the facility must also be accomplished.  Construction and access will require compliance with zoning, environmental and work safety regulations.  If the company does not implement the construction phase correctly, it is likely to experience delays and cost overruns, which may delay commencement of operations or require additional funds than budgeted, any of which may have a negative impact.

The company will operate in a competitive industry, which competition may limit its ability to be profitable in the future.

Because the greater part of the proposed business will be the production of fuel grade ethanol in the United States, the company will compete with other corn processors and refiners of bio-energy products, including Archer-Daniels-Midland Company, Aventine Renewable Energy Holdings, Inc., Cargill, Inc. and A.E. Staley Manufacturing Company, a subsidiary of Tate & Lyle, PLC. All of these potential competitors are operational and have an established place in the market.  Some of the potential competitors are divisions of larger enterprises and have greater financial resources. Although many of the potential competitors are larger than the company, it  also will have smaller competitors. Farm cooperatives comprised of groups of individual farmers have been able to compete successfully in this industry. In addition, many of the new ethanol plants under development across the country are driven by farmer ownership.

The company also will face competition in the United States market from international suppliers which are becoming an increasingly important supply of ethanol. Although there is a tariff on foreign produced ethanol imported into the United States that is roughly equivalent to the federal ethanol tax incentive, ethanol imports are growing and are expected to continue to grow in the future.

The business of the company will be sensitive to corn prices and other bio oils, and increased in the prices of these products may not be able to be passed on to its customers.

Although there are different bio-mass materials that the company might be able to use in the production of its bio-energy products, the currently projected principal raw material to be used to produce ethanol and ethanol by products is corn. Changes in the price of corn can significantly affect the proposed business of the company. In general, rising corn prices will produce lower profit margins. A similar effect will result from price increases in soy beans and soy bean oil. It is anticipated that the company will market its products using longer term supply contracts for the sale of its products under which a price increase in the basic raw materials may not be able to be passed on to the customer. At certain price levels of end products, corn and soy bean prices may make ethanol and bio-diesel uneconomical to use in markets where the use of fuel oxygenates and bio-energy alternatives is not mandated or practical.

The price of corn and soy beans is influenced by general economic, market and regulatory factors. These factors include weather conditions, farmer planting decisions, government policies and subsidies with respect to agriculture and international trade and global demand and supply. The significance and relative impact of these factors on the price of these agricultural products is difficult to predict. Factors such as severe weather or crop disease could have an adverse impact on the business prospects because the company may be unable to pass on higher costs to its customers. Any event that tends to negatively impact the supply of corn and soy beans will tend to increase prices and potentially harm the proposed business. The increasing ethanol capacity in the United States could boost demand for corn and result in an increased price for corn.  As bio-diesel fuels become more common place, the same could happen in this sector of the bio-energy market.

In an attempt to partially offset the effects of fluctuations in corn and soy costs on operating profits, the company may establish hedging positions in the futures markets. However, these hedging transactions also involve risk to the proposed business of the company.

If the expected continued increase in ethanol demand does not occur, or if the demand for ethanol otherwise decreases, there may be excess capacity in the industry

United States capacity for the production of ethanol has increased steadily over the last decade. In addition, currently there is a significant amount of capacity being added to the industry. Government programs, including tax incentives, ecological objectives, resource management objectives among them, have encouraged the increase of production for alternative fuels such as ethanol during this period.  Demand for ethanol and bio-diesel, however, may not increase as quickly as expected or to a level that exceeds supply, or at all. If the ethanol and bio-diesel fuel industry has excess capacity and such excess capacity results in a fall in prices, it will have an adverse impact on the business prospects and the future results of operations, cash flows and financial condition.

Excess capacity may result from the increases in capacity coupled with insufficient demand. Demand could be impaired due to a number of factors, including regulatory developments and reduced United States gasoline consumption. Reduced gasoline consumption could occur as a result of increased gasoline or oil prices. For example, price increases could cause businesses and consumers to reduce driving or acquire vehicles with more favorable gasoline mileage. There is some evidence that this has occurred in the recent past as United States gasoline prices have increased.

The cost of energy will be another significant component of the business cost structure, which may impact margins and reduce earnings if significantly increased.

The company will rely on third parties for its energy sources, including natural gas, oil and electricity suppliers. The supply prices and availability of energy has been subject to changing market conditions from time to time. Market conditions often are affected by factors beyond its control such as weather conditions, overall economic conditions and foreign and domestic governmental regulation and relations. Significant disruptions in the supply of energy could temporarily impair the ability to manufacture ethanol and bio-diesel for customers. Further, increases in energy pricing relative to the costs of potential competitors may adversely affect implementation of the proposed business plan and, in the future, the results of operations and financial condition.

Fluctuations in the selling price and production cost of gasoline may reduce the prospects of the business plan and its future profit margins

The ethanol that the company will produce will be marketed both as an oxygenate to reduce vehicle emissions from gasoline and as an octane enhancer to improve the octane rating of gasoline with which it is blended. As a result, the sales price of the ethanol will be influenced by the supply and demand for gasoline, and if gasoline demand decreases, the efficacy of the project may be impaired or after the Plant commences its operations, the results of operations and financial condition may be materially adversely affected.

If the company sells its products under fixed price contracts, which is its current intention, the pricing may be at a price level lower than the prevailing price over the term of the contract

If the company employs fixed price contracts, which is typically required in the industry and it is its intention to do so, then at any given time, a contract may be at a price level different from the prevailing price, and such a difference could materially adversely affect the future results of operations and financial condition.

As a start up operation, the company will be dependent on the one proposed plant and any operational disruption could result in a reduction of its sales volumes and could cause it to incur substantial expenditures.

The proposed plant initially will be in one location.  Any disruption to that facility will have an adverse effect on the implementation of its business plan and, later, to its overall operations.  Disruptions may be caused by any number of things.  Initially it may be construction delays due to labor stoppages, inability to obtain materials, permitting requirements and redesign requirements.  After commencement of operations, they may be founded on other issues such  as labor disruptions, disruptions in supply, transportation difficulties, unscheduled downtime for repair or modification, or hazards inherent in the industry. Some of those hazards may cause personal injury and loss of life, severe damage to or destruction of property and equipment and environmental damage, and may result in suspension or termination of operations and the imposition of civil or criminal penalties. As protection against these hazards, the company plans to maintain property, business interruption and casualty insurance, but it cannot provide any assurance that insurance will be adequate to fully cover the potential hazards described above or that the company will be able to obtain or renew insurance on commercially reasonable terms or at all.

The elimination or significant reduction in the federal ethanol tax incentive could have a material adverse effect on the implementation of the business plan and future results of operations

The United States ethanol and alternative fuel industry is highly dependent upon a myriad of federal and state legislation and regulation.  These include tax incentives and benefits, tariff protection, and policy mandates such as required use of oxygenates.  Any changes in such legislation or regulation could materially adversely affect the prospects for  the proposed business, the implementation of the Four River business plan, and, later if it commences operations, the results of operations and financial condition of the company.

Historically, the cost of producing ethanol has been higher than the market price of gasoline. The production of ethanol is made more competitive by federal tax incentives. The current federal excise tax incentive program, allows gasoline distributors which blend ethanol with gasoline to receive a federal excise tax rate reduction for each blended gallon they sell regardless of the blend rate. If the fuel is blended with ethanol, the blender may claim a $0.51 per gallon tax credit for each gallon of ethanol used in the mixture. No assurance can be given that the federal ethanol tax incentives will be renewed in the future, or if renewed, on what terms they will be renewed. The elimination or significant reduction in the federal ethanol tax incentive could have a material adverse effect on the implantation of The company business plan or on the future results of operations.

Changes in other regulatory regimes may have an adverse affect on the efficacy of the business plan and future results of operations

There are many regulatory considerations that the company will have to consider and comply with during the development of the business and acquiring and constructing the proposed Plant.  These include energy policy, agricultural policy, zoning requirements and policy, and business development incentives among other things.  The company also may be affected by environmental, health and safety laws, regulations and liabilities.  Once the company commences operations, including the construction activities, it will be subject to various stringent federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of employees. In addition, some of these laws and regulations require the facilities to operate under permits that are subject to renewal or modification. These laws, regulations and permits can often require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, natural resource damages, criminal sanctions, permit revocations and/or facility shutdowns. It cannot be predicted if the company will be in complete compliance with these laws, regulations or permits or that it will have all permits required to operate the proposed business. It is likely that it will be subject to legal actions brought by environmental, regulatory authorities, advocacy groups and other parties for actual or alleged violations of environmental laws and regulations and certain of its environmental permits. In addition, it is expected that the company will have to make significant capital expenditures on an ongoing basis to comply with these stringent environmental laws, regulations and permits.

The company will be subject to potential liability for the investigation and cleanup of environmental contamination the properties that it owns or operates and at off-site locations where it arranges for the disposal of hazardous wastes. If these or other materials are disposed of or released at sites that undergo investigation and/or remediation by regulatory agencies, it may be responsible under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, or "CERCLA," or other environmental laws for all or part of the costs of such investigation and/or remediation, and for damages to natural resources.  The company may also be subject to related claims by private parties alleging property damage and personal injury due to exposure to hazardous or other materials at or from such properties. Some of these matters may require us to expend significant amounts for investigation and/or cleanup or other costs.

In addition, new laws and regulations, new interpretations of existing laws and regulations, increased governmental enforcement of environmental laws and regulations or other developments could require us to make additional significant expenditures. Continued government and public emphasis on environmental issues can be expected to result in increased future investment for environmental controls. Present and future environmental laws and regulations (and interpretations thereof) applicable to operations, more vigorous enforcement policies and discovery of currently unknown conditions may require substantial expenditures and may have a material adverse effect on construction costs, business plan implementation and future results of operations or financial condition.

The hazards and risks associated with producing and transporting the bio-energy products (such as fires, natural disasters, explosions, abnormal pressures and spills) may result in personal injury claims or damage to property, natural resources and third parties. As protection against these kinds of operating hazards, the company plans to maintain insurance coverage against some, but not all, potential losses. Coverage is likely to include, but will not be limited to, physical damage to assets, employer's liability, comprehensive general liability, automobile liability and workers' compensation. The company does not plan on carrying environmental insurance. The occurrence of events which result in significant personal injury or damage to its property, natural resources or third parties that is not fully covered by insurance could have a material adverse impact on the prospects of the company and future results of operations and financial condition.

Once operations are commenced, The company may engage in hedging transactions which involve risks that can harm its business

In the future, The company will consider using hedging techniques in an attempt to minimize the effects of the volatility of corn and soy oil, natural gas, electricity and ethanol (“commodities”) and interest rates on operating profits. Hedging arrangements will expose it to the risk of financial loss in situations where the other party to the hedging contract defaults on its contract or there is a change in the expected differential between the underlying price in the hedging agreement and the actual price of the commodities. Although The company will attempt to link its hedging activities to sales plans and pricing activities, hedging activities can themselves result in losses. There can be no assurance that, if employed hedging, losses will not occur. Alternatively, The company may choose not to engage in hedging transactions in the future with the result that it will be directly subject to changes in its commodity prices.

Alternative energies are becoming increasingly important in the United States and world economy, causing increasing investment devoted to improvements and development of new alternatives and technologies.

As a result of increasing interest and investment in the development of alternative energy sources, it is expected that there will be significant developments during the next decade. The development and implementation of new technologies may cause a reduction in the costs or use of ethanol and bio-diesel fuels or result in better alternatives. It cannot be predicted when new technologies may become available, the rate of acceptance of new technologies by competitors and customers, or the costs associated with such new technologies. In addition, advances in the development of alternatives to ethanol and bio-diesel could significantly reduce demand for or eliminate the need for ethanol and bio-diesel fuel. Any advances in technology may require significant capital expenditures to remain competitive.  In addition, they may have an impact on the efficacy of the Four River operations and future results of operations and financial condition.

The capital needs of the company will be significant, which will require the company to issue additional securities including debt and equity securities or a combination thereof or to enter into various loan arrangements.

Because the projected costs of building the proposed plant for ethanol and bio-diesel production will be significant, the company will have to raise additional capital by means of selling additional equity securities and entering into various loan arrangements.  The company will also seek institutional financing and state and municipal backed instruments, some of which may be secured or unsecured. There is no assurance that such additional equity and debt financing is available, and the company does not have any specific binding commitments at this time, although management of the company has been in discussions with various investment banks and lenders and has non-binding letters of intent.  To obtain debt financing, the company may have to pledge its current and future assets or issue securities either to the lender or to investors to raise additional funds in the future.  Any of these arrangements may have an adverse effect on the market for our common stock and the ability of the company to raise additional funds.  It is anticipated that there will be significant leverage of the equity of the company to obtain the required funds for the implementation of the business plan and through the early years of production once commenced.

Risks Relating to the Gynecone Device and Company

The company has a limited operating history and has yet to attain profitable operations and because we will need additional financing to fund the development of our Gynecone device, our auditors believe that there is substantial doubt about our ability to continue as a going concern.

The company has incurred an accumulated loss in its operations since inception in 2004 in respect of its then proposed business and for general, legal, accounting and administrative expenses associated with the company being a reporting issuer under the Exchange Act.  Although the business of the company has substantially changed as a result of the acquisition of Four Rivers, it will continue to own the Gynecone device business.  Although it plans to dispose of the business sometime in the future, it has not determined the date of the disposition.  If the company is not able to generate any revenues from sales of the Gynecone device, it will require additional financing for operational expenses, and further marketing and development work on the Gynecone device. The company does not currently have any commitments for such financing and there is no assurance that it will be successful in obtaining such funds. If it cannot obtain additional financing, it will have to significantly curtail its operational plans for this device.

The status of MDMI Technologies Inc.'s investigation currently being conducted by the British Columbia Securities Commission may significantly impact our results of operations.

The British Columbia Securities Commission ("BC Commission") issued to MDMI Technologies Inc. ("MDMI") an Investigation Order (the "Investigation Order") on February 28, 2005 and a Cease Trade Order (the "Trade Order"; the Trade Order and Investigation Order shall be collectively referred to as the "Orders") on June 15, 2005, on MDMI's privately traded securities. The company believes that the Orders were issued as a result of MDMI's failure to file a Report of Exempt Distribution and possibly various other reports with the BC Commission. The company further believes that if MDMI fails to resolve the issues with respect to the Orders, and until the BC Commission revokes the Orders, the company’s results and operations may be significantly impacted as a result of having an exclusive license agreement with MDMI pursuant to which the company acquired the exclusive worldwide license, right and permission to manufacture, market, and distribute a medical pessary device for the treatment of urinary incontinence called the "Gynecone", and a manufacturing agreement with MDMI under the terms of which it agreed for an indefinite term to purchase products developed by MDMI according to Company specifications at a price of $10 per urinary incontinence apparatus unit produced. The current plan of operations is to develop and market the Gynecone device and secure agreements and/or working relationships with potential distributors of the Gynecone device. If aforementioned results in a serious constraint on MDMI's ability to finance their business and operations and impair their ability to continue as a going concern, the company’s ability plan of operation will be impaired and our results of operations and our financial position will be significantly impacted, and it maybe forced to cease  operations.

Because the executive officer who will operate the Gynecone business does not have formal training specific to the medical device industry, there is a higher risk that the proposed Gynecone device business will fail.

Mr. Mark A. McLeary, the executive officer currently in charge of the Gynecone business, does not have any formal training as a urogynecologist, or in the technical aspects of management of a company specializing in the marketing and distribution of medical devices. With no direct training or experience in these areas, management may not be fully aware of the specific requirements related to working within this industry. Although Mr. McLeary has some significant business experience, his decisions and choices may not take into account standard engineering or managerial approaches commonly used in the industry. Consequently, the company operations, earnings, and ultimate financial success could suffer irreparable harm due to management's lack of experience in this industry.

Failure to obtain necessary government approvals for new products would mean the company could not sell those new products, or sell any products for those new applications.

The proposed Gynecone product is a medical device, which is subject to extensive government regulations in the U.S. and in foreign countries where we do business. Unless an exemption applies, each medical device that the company wishes to market in the U.S. must first receive either a pre-market approval ("PMA") or a 510(k) clearance from the FDA with respect to each application for which we intend to market it. Either process can be lengthy and expensive. According to the FDA, the average 510(k) review period was 96 days in 2003, but reviews may take longer and approvals may be revoked if safety or effectiveness problems develop. The PMA process is much more costly, lengthy and uncertain. According to the FDA, the average PMA submission-to-decision period was 359 days in 2004; however, reviews may take much longer and completing a PMA application can require numerous clinical trials and require the filing of amendments over time. The result of these lengthy approval processes is that a new product often cannot be brought to market for a number of years after being developed. Initially, we intend to obtain 510(k) clearance from the FDA with respect to our Gynecone product. If we fail to obtain or maintain necessary government approvals of our Gynecone device during the 510(k) application process on a timely and cost-effective basis, we will be unable to market the product for our intended applications.

If we fail to obtain approval from the FDA and from foreign regulatory authorities, we will not be allowed to market or sell the Gynecone device, or other products in the United States or other countries.

If we cannot demonstrate through clinical testing on humans or other means that the Gynecone device is safe and effective, we will not be able to obtain regulatory approvals in the U.S. or other countries for the commercial sale of this product. Our clinical testing of the Gynecone device is in its early stages. Delays, budget overruns, and project terminations are not uncommon even after promising pre-clinical and clinical trials of medical products. We intend to conduct clinical testing of the Gynecone device in patients with a variety of complications, and these patients may suffer other adverse medical results for reasons which may or may not be related to the product being tested. Those outcomes could seriously delay the completion of clinical testing, as could the unavailability of suitable patients for clinical trials, both of which are outside our control. We cannot assure that the rate of patient enrollment in our clinical trials will be consistent with our expectations or be sufficient to allow us to complete our clinical trials for the Gynecone device under development in a timely manner, if at all. Delays could defer the marketing and commercial sale of our product, require further funding, and possibly result in failure to bring the product to market.

We are seeking to obtain 510(k) clearance from the FDA to market the Gynecone device. Clearance of a 510(k) by the FDA requires that we demonstrate that the Gynecone device is substantially equivalent to other products that are already on the market. We intend to file a 510(k) application respecting our Gynecone device with the FDA in the next twelve months. The FDA or any other regulatory authority may require us to provide additional data that we do not currently anticipate in order to obtain product clearance and approvals.

If we are not able to obtain regulatory approvals for use of the Gynecone device, or if the patient populations for which it is approved are not sufficiently broad, the commercial success of this product could be limited.

We may market the Gynecone device in international markets, including Europe, India, Asia and Canada. We must obtain separate regulatory approvals in order to market our product in other jurisdictions. The approval process may differ among those jurisdictions and approval in the U.S. or in any other jurisdiction does not ensure approval in other jurisdictions. Obtaining foreign approvals could result in significant delays, difficulties and costs for us, and require additional trials and additional expense.

If we obtain regulatory approval of our product, the product will be subject to continuing review and extensive regulatory requirements, which could hinder, delay or restrict the manufacturing and marketing of our product.

The FDA continues to review products even after they have received initial approval. If the FDA approves the Gynecone device, the manufacture and marketing of this product will be subject to continuing regulation, including compliance with quality systems regulations ("QSR"), adverse event reporting requirements and prohibitions on promoting a product for unapproved uses.

We will also be required to obtain additional approvals in the event we significantly modify the design of an approved product or the product's labeling or manufacturing process. Modifications of this type are common with new products, and we anticipate that the first generation of our product will undergo a number of changes, refinements and improvements over time.

We and any of our third-party suppliers of product components are also subject to inspection and market surveillance by the FDA. Enforcement actions resulting from failure to comply with government requirements could result in fines, suspensions of approvals, recalls of products, operating restrictions and criminal prosecutions, and could affect the manufacture and marketing of our products. The FDA could withdraw a previously approved product from the market upon receipt of newly discovered information, including a failure to comply with regulatory requirements, the occurrence of unanticipated problems with products following approval, or other reasons, the occurrence of any of which could hinder, delay or restrict our ability to manufacture and market the Gynecone device in the U.S. market. If we are unable to market the Gynecone device in the U.S. market we may suffer increased losses due to a decrease in sales of our product which may cause our business to fail.

We are subject to potential product liability and other claims and we may not have the insurance or other resources to cover the costs of any successful claim.

Defects in our products could subject us to potential product liability claims that our products are ineffective or caused some harm to the human body. Pursuant to our manufacturing agreement with MDMI, MDMI has obtained comprehensive general liability insurance respecting our Gynecone product in the amount of $1,000,000, naming Med-Tech as the insured under the policy. Our liability insurance may not be adequate to cover future claims. We intend to obtain additional product liability insurance once our product is commercialized. Product liability insurance is expensive and, in the future, may not be available on terms that are acceptable to us, if it is available to us at all. Plaintiffs may also advance other legal theories supporting their claims that our products or actions resulted in some harm. A successful claim brought against us in excess of our insurance coverage could result in our having to cease or curtail our plan of operation.

Other parties may sue us for infringing their intellectual property rights, or we may have to sue them to protect our intellectual property rights.

There has been a substantial amount of litigation in the medical technology industry regarding patents and intellectual property rights. The medical pessary device market is characterized by extensive patent and other intellectual property rights, which can create greater potential in comparison to less-developed markets for possible allegations of infringement, particularly with respect to newly-developed technology. The company may be forced to defend ourselves against allegations that we are infringing the intellectual property rights of others. In addition, the company may find it necessary, if threatened, to initiate a lawsuit seeking a declaration from a court that the company is not infringing the intellectual property rights of others or that these rights are invalid or unenforceable, or to protect its intellectual property rights. Intellectual property litigation is expensive and complex and its outcome is difficult to predict. If the company does not prevail in any litigation, in addition to any damages it might have to pay, we would be required to stop the infringing activity, obtain a license, or concede intellectual property rights. Any required license may not be available on acceptable terms, if at all. In addition, some licenses may be nonexclusive, and, therefore, our competitors may have access to the same technology licensed to us. If we fail to obtain a required license or are unable to design around a patent, we may be unable to sell some of our products.

In addition, others may claim in the future that we have infringed our past, current or future technologies. We expect that participants in our markets increasingly will be subject to infringement claims as the number of competitors grows. Any claim like this, whether meritorious or not, could be time-consuming, and result in costly litigation and possibly result in agreements covering intellectual property secrets and technologies. These agreements might not be available on acceptable terms or at all. As a result, any claim like this could harm our business.

We regard the protection of our copyrights, service marks, trademarks, and trade secrets as critical to our success. We rely on a combination of patent, copyright, trademark, service mark and trade secret laws and contractual restrictions to protect our proprietary rights in products and services. When applicable, we will enter into confidentiality and invention assignment agreements with employees and contractors, and nondisclosure agreements with parties we conduct business with in order to limit access to and disclosure of our proprietary information. These contractual arrangements and the other steps taken to protect our intellectual property may not prevent misappropriation of our technology or deter independent third-party development of similar technologies. We intend to pursue the registration of trademarks and service marks in the U.S. and internationally. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which our services are made available.

Risks Relating to our Common Stock

There has not been an active trading market for our Common Stock. Failure to develop and/or maintain a trading market could negatively affect the value of our shares and make it difficult or impossible for shareholders to sell their shares.

On May 5, 2006, our common stock commenced trading on the Over The Counter Bulletin Board ("OTCBB") under the symbol "MDTU.OB" To date there is no active trading market in our common stock on the OTCBB. Failure to develop or maintain an active trading market could negatively affect the value of our shares and make it difficult for our shareholders to sell their shares or recover any part of their investment in us. If a public market for our common never materializes, investors may not be able to re-sell the shares of our common stock that they have purchased and may lose all of their investment. If we are successful in developing and establishing a trading market for our common stock, the market price of our common stock may be highly volatile. In addition to the uncertainties relating to our future operating performance and the profitability of our operations, factors such as variations in our interim financial results, or various, as yet unpredictable factors, many of which are beyond our control, may have a negative effect on the market price of our common stock.

The market price of our common stock may be adversely affected by several factors.

The market price of our common stock could fluctuate significantly in response to various factors and events, including:

•	the company's ability to execute on its business plan; operating results below expectations;
•	loss of any strategic relationship;
•	industry developments;
•	economic and other external factors; and
•	Period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

Our common stock is a penny stock with a limited trading market.

Our common stock is currently listed for trading on the Over-The-Counter Bulletin Board which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which may cause difficulty in obtaining future financing. Further, the company's securities are subject to the "penny stock rules" adopted pursuant to Section 15(g) of the Securities Exchange Act of the 1934, as amended, or Exchange Act. The penny stock rules apply to NASDAQ companies whose common stock trades at less than $5.00 per share or which have a tangible net worth less then $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade "penny stock" to persons other than "established customers" complete certain documentation, make suitable inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade "penny stock" because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that the company remains subject to the "penny stock rules" for any significant period, there may develop an adverse impact on the market, if any, for the company's securities. Because our securities are subject to the "penny stock rules", investors will find it more difficult to dispose of our securities. Further, for companies whose securities are traded on the OTC Bulletin Board, it is more difficult: (i) to obtain accurate quotations, (ii) to obtain coverage for significant new events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies, and (iii) to obtain needed capital.

The availability of a large number of authorized but unissued shares of common stock may, upon their issuance, lead to dilution of existing stockholders.

We are authorized to issue up to 500,000,000 shares of common stock, $0.001 par value per share, and up to 100,000,000 shares of preferred stock, $0.001 par value per share, of which there are 113,449,878 shares of common stock issued and outstanding and there are two shares of preferred stock issued and outstanding. Therefore, we have a substantial number of authorized shares of Common Stock that remain unissued. These shares may be issued by our board of directors without further stockholder approval. The issuance of large numbers of shares, possibly at below market prices, is likely to result in substantial dilution to the interests of other stockholders. In addition, issuances of large numbers of shares may adversely affect the market price of our common stock.

A sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If we are successful in establishing a trading market for our common stock, and if our stockholders sell substantial amounts of our common stock in the public market, the market price of our common stock could fall. These sales also may make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

We may sell additional shares or securities convertible into shares for required construction and operating capital that could dilute the ownership interest of investors.

We require substantial working capital to fund our business. If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the rights of holders of our common stock may experience additional dilution. We cannot predict whether additional financing will be available to us on favorable terms when required, or at all. Since our inception, we have experienced negative cash flow from operations and expect to experience significant negative cash flow from operations in the future. The issuance of additional common stock by our management, may have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

DESCRIPTION OF SECURITIES

General

The Med-Tech articles of incorporation provide that it is authorized to issue up to 500,000,000 shares of common stock, $.001 par value per share, and 100,000,000 shares of preferred stock, $.001 par value per share.  As of December 4, 2007, there were 113,449,878 shares of common stock outstanding, and there were two shares of preferred stock issued and outstanding.

The following description of the common stock and preferred stock summarizes the material provisions of each and is qualified in its entirety by the provisions of articles of incorporation and bylaws.

Common Stock

The company is authorized to issue 500,000,000 shares of common stock. Upon issuance, the common stock is not subject to further assessment or call. The holders of common stock are entitled to one vote for each share held of record on each matter submitted to a vote of stockholders. Subject to the prior rights of any series of preferred stock which may be issued by the company in the future, holders of common stock are entitled to receive ratably such dividends that may be declared by the board of directors out of funds legally available therefore, and, in the event of the liquidation, dissolution or winding up of the company, are entitled to share ratably in all assets remaining after payment of liabilities. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities. The outstanding shares of common stock are, validly issued, fully paid and non-assessable.

Preferred Stock

The company is authorized to issue up to 100,000,000 shares of preferred stock only two of  which are issued as outstanding or designated. The certificate of incorporation authorizes the board, without any further stockholder action or approval, to issue these shares in one or more classes or series, to establish from time to time the number of shares to be included in each class or series and to fix the rights, preferences and privileges of the shares of each wholly unissued class or series and any of its qualifications, limitations or restrictions. The board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock. There are no current plan to issue any further shares of preferred stock.

Series A Preferred Stock

There are two shares of issued and outstanding shares of Series A Preferred Stock. The preferred stock has no economic rights; it is not convertible into common stock, it does not have any dividend rights, it is not entitled to any dividends or distributions, and it does not participate in any liquidation distributions. The two shares are currently held by ICP, the placement agent for the common stock of the company consummated in December 2007.  The preferred stock series entitles ICP to nominate or have appointed two directors to the board of the company for two years ending December 4, 2009; but one of them is to be the Chief Financial Officer of the company unless, he or she declines to so act, whereupon another board member will be nominated by ICP.  The primary purpose of the Series A Preferred Stock is to enhance shareholder protection, through the mechanism that action on certain matters by the board of directors requires the approval of the directors nominated or appointed under the terms of the Series A Preferred Stock, including for things such as (i) acquiring other businesses, (ii) changes in the articles of incorporation and by-laws of the company, (iii) issuance of capital stock of the company, (iv) increase in the compensation of any director, officer executive or other senior employee of the company, (v) extraordinary expenditures by the company, (vi) modification of the terms of the Acquisition Agreement dated March 26, 2007 and the terms of any lock up with officers and directors of the company, (vii) register with the Securities and Exchange Commission any securities for sale by officers and directors (viii) declare and pay dividends (ix) effect a merger, consolidation or similar business combination, (x) change in the business of the company, (xi) issuance of shares senior to the Series A Preferred Stock, and (xii) approve related party transactions. In the event that the Series A directors cannot agree on any matter that has been duly referred to them for a decision, it is to be referred to a majority vote the entire board. The preferred stock terminates on the earlier to occur of December 4, 2009, and the date when the investors in the offering introduced by ICP hold less than 20% of the stock of the company.

Convertible Note

The company, in December 2007, exercised an option to acquire a parcel of land.  A portion of the purchase price to be paid at the closing may be paid with a note for $1.3 million, which at the option of the holder of the note, may be converted into 1,444,444 shares of common stock at an equivalent price of $0.90 per share, subject to adjustment for stock splits and similar corporate transactions.  The conversion may be made between the 12th and 24th months after the Share Exchange.

Transfer Agent

Wall Street Transfer Agents Inc., Suite 101-5521 192nd Street, Surrey, British Columbia V3S 8E5, Canada, is the transfer agent for the company.

Limitation of Director Liability; Indemnification

Under Nevada law and the certificate of incorporation and bylaws, the company is required to indemnify its officers, directors, employees and agents in certain situations.  In some instances, a court must approve indemnification.  As permitted by Nevada statutes, the articles of incorporation eliminate in certain circumstances the monetary liability of its directors for a breach of their fiduciary duties.  These provisions do not eliminate a director’s liability for:

•

a willful failure to deal fairly with us or our shareholders in connection with a matter in which the director has a material conflict of interest,

•

a violation of criminal law unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful,

•

a transaction from which the director derived an improper personal profit, and

•

willful misconduct.

As to indemnification for liabilities arising under the Securities Act for directors, officers or persons controlling the company, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

The company has entered into indemnification agreements with each of its directors and senior executives to provide for the reimbursement of expenses and indemnification for claims brought against such persons in the performance of their employment or engagement with the company.

The company also plans to seek and maintain director and officer insurance in varying amounts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Med-Tech has not entered into any related party transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of our common stock, or family members of such persons.

Four Rivers secured the services of the Founder shareholders under consulting agreements. The details of the various agreements are set out as follows:

Mr. Gary Hudson, Chief Executive Officer provided those services through a private Limited Company – Cajun Engineers and Consultants International Inc. At June 30, 2007 the Company had incurred costs of $43,750 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,500.

Mr. Stephen Padgett, Group Finance Director provided consultancy services through a private Limited Company – P.C.F. Solutions Limited. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000. In addition under the terms of the agreement with P.C.F. Solutions Limited the services of other employees at agreed rates may be engaged. At June 30, 2007 there were no additional services utilized; however after this date, the services of Paul Barkley, Finance and Systems Analyst were employed at a rate of $400 per day.

Mr. Kevin Alexander, Secretary and General Counsel provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Alastair Mack, Chairman provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Gordon Weightman, Project Interface Manager provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Jack Dunigan, Technical Director provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Philip Barnett, Equity advisor provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $35,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $10,000.

CONTROLS AND PROCEDURES

Evaluation Of Disclosure Controls And Procedures

For the period March 9, 2007 (inception) to September 30, 2007, the  management of Four Rivers carried out an evaluation, under the supervision and with the participation of our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Based on this evaluation, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures are, as of the dates of the financial statements reflected in this Current Report, effective to ensure that the information required to be disclosed by us that we file or submit under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms.

We were informed by our auditors, during their conduct of the audit of our financial statements for the period from March 9, 2007 (Inception) to June 30, 2007, that in their opinion a deficiency existed in our internal controls since we had exhibited, during that audit, a lack sufficient of knowledge of US GAAP. We have subsequently appointed Mr. Martin Thorp as our Chief Financial Officer. Mr Thorp's experience in US GAAP will substantially strengthen our competency in this important area.

Changes In Internal Controls Over Financial Reporting

In connection with the evaluation of our internal controls, our principal executive officer and principal financial officer have determined that there have been no changes to our internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting, except as noted above.

AUDIT FEES

For the fiscal year ended October 31, 2006 for Med-Tech, the following amounts and actions were taken in respect of the professional and audit fees and expenses and approval of the engagement of independent auditors.

Audit Fees

The aggregate fees billed for each of the fiscal years ended October 31, 2006 and 2005 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $4,130 and $3,300, respectively.

Audit Related Fees

For the fiscal years ended October 31, 2006 and 2005 audit related fees were $3,000 and $2,800 respectively.

Tax Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2006 and 2005 for professional services rendered by the principal accountant for the preparation of the registrant's annual tax returns were $0 and $0, respectively.

All Other Fees

For the fiscal year ended October 31, 2005, other fees were $160, and there were no fees of this nature for the fiscal year ended October 31, 2006.

Four Rivers

For the preparation and review of the financial statements of Four Rivers and its subsidiaries for the periods ended June 30, 2007, Four Rivers paid $25,000 as audit fees, -0- as audit related fees, -0- as tax fees and $5,000 for other fees.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

(i) Audited Consolidated Financial Statements for the Period From March 9, 2007 (Inception) to June 30, 2007

(ii) Unaudited Consolidated Financial Statements for the Three Months Ended September 30, 2007

(b)

Pro Forma Financial Statements of the business acquired

(i) Condensed Consolidated Pro Forma Unaudited Balance Sheet as of July 31,2007

(ii) Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Nine Months Ended July 31, 2007

(iii) Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

THE FOUR RIVERS BIOENERGY COMPANY INC

AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM

MARCH 9, 2007 (INCEPTION) TO JUNE 30, 2007

THE FOUR RIVERS BIOENERGY COMPANY INC

(A DEVELOPMENT STAGE COMPANY)

NEW YORK, NEW YORK (212 682-1600)	2015 LINCOLN HIGHWAY P. O. BOX 988 EDISON, NJ 08818-0988
BRIDGEWATER, NEW JERSEY (908) 218-5002	PHONE: (732) 287-1000 FAX: (732) 287-3200
HACKENSACK, NEW JERSEY (201) 678-1400	WWW.AMPER.COM
PRINCETON, NEW JERSEY (609) 897-0200
WALL, NEW JERSEY (732) 919-1400
WESTCHESTER, NEW YORK (914) 946-9650

The Board of Directors and Stockholders

The Four Rivers BioEnergy Company Inc.

We have audited the accompanying consolidated balance sheet of The Four Rivers BioEnergy Company Inc. and subsidiary (a development stage company) (the “Company”) as of June 30, 2007, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from inception (March 9, 2007) to June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Four Rivers BioEnergy Company Inc. as of June 30, 2007, and the results of its operations and its cash flows from inception (March 9, 2007) to June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established or sufficient sources of revenue, and has incurred significant losses from its operations. This raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/Amper, Politziner & Mattia, P.C.

 AMPER, POLITZINER & MATTIA, P.C.

December 4, 2007

Edison, New Jersey

2

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED BALANCE SHEET JUNE 30, 2007
ASSETS

CURRENT ASSETS:
Cash	$1,445,956
Accounts receivable	5,000
Total current assets	1,450,956

PROPERTY AND EQUIPMENT, at cost, net of accumulated
depreciation of $-	367,461

Total assets	$1,818,417

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$128,905
Accrued expenses	112,318
Total current liabilities	241,223

STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value, 1,000 shares
authorized, issued and outstanding	1
Additional paid-in capital	1,999,999
Deficit accumulated during development stage	(422,806)
TOTAL STOCKHOLDERS’ EQUITY	1,577,194

Total liabilities and stockholders’ equity	$1,818,417

3

See notes to consolidated financial statements.

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED STATEMENT OF OPERATIONS FOR THE PERIOD FROM INCEPTION (MARCH 9, 2007) TO JUNE 30, 2007

REVENUES	$-

EXPENSES:
Selling, general and administrative	439,138
439,138

Operating loss	(439.138)

OTHER INCOME
Interest and other income	16,332

Net loss	$(422,806)

PER SHARE DATA:
Basic and diluted loss per share	$(42.28)

Weighted average number of common shares outstanding	1,000

See notes to consolidated financial statements.

 4

THE FOUR RIVERS BIOENERGY COMPANY INC

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM INCEPTION (MARCH 9, 2007) TO JUNE 30, 2007

				Deficit accumulated
			Additional	during	Total
	Common stock		paid-in	development	stockholders'
	Shares	Amount	capital	stage	equity
BALANCE, MARCH 9, 2007	-	$ -	$ -	$ -	$ -

Common stock issued to founders	850	1	-	-	1

Common stock issued in private placement (net of issuance costs)	150	-	1,999,999	-	1,999,999

Net loss	-	-	-	(422,806)	(422,806)

BALANCE, JUNE 30, 2007	1,000	$ 1	$ 1,999,999	$ (422,806)	$ 1,577,194

See notes to consolidated financial statements.

 5

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM INCEPTION (MARCH 9, 2007) TO JUNE 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(422,806)

Adjustments to reconcile net loss to net cash
used in operating activities
(Increase) in current assets
Accounts receivable	(5,000)
Increase in current liabilities
Accounts payable	128,905
Accrued expenses	112,318
Net cash used in operating activities	(186,583)

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for construction in progress (manufacturing facility)	(367,461)
Net cash outflow from investing activities	(367,461)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	2,000,000
Net cash provided by financing activities	2,000,000

NET CHANGE IN CASH	1,445,956

CASH, BEGINNING OF PERIOD	-

CASH, END OF YEAR	$1,445,956

6

See notes to consolidated financial statements.

1.

Organization, Basis of Presentation and Liquidity

The Four Rivers BioEnergy Company Inc (the “Company”) was formed on March 9, 2007 under the laws of the state of Kentucky.

The Four Rivers BioEnergy Company Inc is a developmental stage company headquartered in Calvert City, Kentucky, USA. The Company plans to construct, own and manage seed processing facilities, refineries producing bio diesel products (and associated power generation facilities if commercially desirable), and to engage in the business of supplying and distributing bio diesel products.

The Company has incurred operating losses since inception and has generated no revenues from continuing operations. As a result, the Company has generated negative cash flows from operations and has an accumulated deficit at June 30, 2007. The Company is operating in a developing industry and its primary source of funds to date has been through the issuance of securities. The Company is currently seeking additional funding. While the Company is optimistic and believes appropriate actions are being taken, there can be no assurance that management’s efforts will be successful or that the products the Company develops and markets will be accepted by consumers.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has accumulated a loss and is new. The ability of the Company to continue as a going concern is dependent on the successful implementation of its business plan, obtaining additional capital, and generating sufficient revenues and cash flows. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred a net loss of $422,806 for the period from inception (March 9, 2007) to June 30, 2007 and has not generated any revenues. The time required for the Company to become profitable is highly uncertain, and the Company cannot be assured that it will achieve or sustain profitability or generate sufficient cash flow from operations to meet working capital requirements. If required, the ability to obtain additional financing from other sources also depends on many factors beyond the control of the Company, including the state of the capital markets and the prospects for business growth. The necessary additional financing may not be available or may be available only on terms that would result in further dilution to the current owners of the Company's common stock. The financial statements do not include any adjustments to reflect the possible effect on recoverability and classification of assets or the amounts and classification of liabilities, which may result from the inability of the Company to continue as a going concern.

2.

Summary of Significant Accounting Policies:

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

7

2.

Summary of Significant Accounting Policies (Continued):

Basis of accounting - The accounts are maintained and the consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Principles of consolidation - The consolidated financial statements include the accounts of The Four Rivers BioEnergy Company Inc and its wholly-owned subsidiary, The Four Rivers BioEthanol Company Limited. All significant intercompany transactions and balances have been eliminated in consolidation.

Cash – The Company considers investments with original maturities of three months or less when purchased to be cash equivalents.  At June 30, 2007 the Company had no such investments.

Property, plant and equipment – Property, plant and equipment are stated at cost. Cost includes purchase cost, construction costs, applicable taxes, freight, installation costs and interest incurred in the acquisition of any asset that requires a period of time to make it ready for use.  Depreciation will be calculated on the various asset classes over their estimated useful lives.

Income taxes – Deferred taxes are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting purposes. The net difference, if any, between the provision for taxes and taxes currently payable will be reflected in the balance sheet as deferred taxes. Deferred tax assets and/or liabilities, if any, will be classified as current and non-current based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. Valuation allowances will be recorded to reduce deferred tax assets to that amount which is more likely than not to be realized.

Loss per share – Basic loss per share is calculated by dividing net loss attributable to the ordinary shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is calculated by dividing the net loss attributable to the ordinary shareholders by the sum of the weighted average number of common shares outstanding and the diluted potential ordinary shares.

Common stock – The holder of each share of common stock outstanding is entitled to one vote per share.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

8

2.

Summary of Significant Accounting Policies (Continued):

Recent accounting pronouncements

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109 (“FIN 48”) which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition and defines the criteria that must be met for the benefits of a tax position to be recognized. The cumulative effect of the change in accounting principle must be recorded as an adjustment to opening retained earnings. The Company has completed its initial evaluation of the impact of the March 9, 2007 adoption of FIN No. 48 and determined that such adoption is not expected to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosures about fair value measurements. SFAS No. 157 applies to other accounting standards that require or permit fair value measurements. Accordingly, it does not require any new fair value measurement. SFAS No. 157 will be effective for the Company on July 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No. 157 will have on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 will be effective for the Company on July 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No.159 will have on its financial position and results of operations.

3.

Property, Plant and Equipment

Property, plant and equipment consists of capitalized costs related to purchase and development of land site and construction in progress of manufacturing facility.  As of June 30, 2007 such costs were $367,461 and have not yet been allocated to the appropriate property, plant and equipment asset classifications.

The development costs include $300,000 for services provided by Lurgi under a Preliminary Engineering Agreement signed between the parties on March 21, 2007. The agreement obliges Lurgi to provide certain environmental data to allow the Company to apply for an Air Permit from the state of Kentucky, develop a site plan and develop a price for the Engineering, Procurement, Constriction and Commissioning of the BioEnergy Facility, among other deliverables.

The development costs include $28,533 for services provided by Florence and Hutcheson for the development of engineering drawings and topographical data in conjunction with Lurgi.

9

3.

Property, Plant and Equipment (Continued):

The Company has paid an option fee of $25,000 to acquire 123.65 acres of property from Marshall County Riverport Authority, which is included in the development costs above.

The Company engaged the services of RPT Environmental Services to prepare the Air Permit application based upon the data provided by Lurgi. At June 30, 2007 the Company had paid a deposit of $5,000 for the preparation of the application.

Apex Engineering carried out an initial alternative energy study on behalf of the Company to establish a series of options for the development of the project at a cost of $8,928.

4.

Stockholders’ Equity

During the period from inception (March 9, 2007) to June 30, 2007 the Company issued 850 shares of common stock to the directors of the Company and 150 shares of common stock in exchange for $2,000,000 (net of issuance costs) in a private placement.

5.

Income Taxes

The income tax provision is summarized as follows for the years ended June 30, 2007:

Current	$-
Deferred	-

Total income tax provision	$-

Significant components of deferred tax assets were as follows as of June 30, 2007:

Deferred Tax Assets

Tax loss carryforward	$422 ,806
Valuation Allowance	(422,806)
Net deferred tax asset	$-

The Company has $422,806 of net operating loss carry-forwards to offset future taxable income. As it is not more likely than not that the resulting deferred tax benefits will be realized, a full valuation allowance has been recognized for such deferred tax assets.

10

6.

Employment Agreements

The Company does not have employment agreements with its executive officers, however their services have been secured during the period under consulting agreements either directly as individuals or through UK private limited companies.

7.

Related Party Transactions

As stated above, the services of the Founder shareholders have been secured under consulting agreements. The details of the agreement with them, is set out as follows:

Mr. Gary Hudson, Chief Executive Officer provided those services through a private Limited Company – Cajun Engineers and Consultants International Inc. At June 30, 2007 the Company had incurred costs of $43,750 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,500.

Mr. Stephen Padgett, Treasurer and Chief Finance Officer provided consultancy services through a private Limited Company – P.C.F. Solutions Limited. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000. In addition under the terms of the agreement with P.C.F. Solutions Limited the services of other employees at agreed rates may be engaged. At June 30, 2007 there were no additional services utilized; however as detailed in Subsequent Events, after this date, the services of Paul Barkley, Finance and Systems Analyst were employed.

Mr. Kevin Alexander, Secretary and General Counsel provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Alastair Mack, Chairman provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

8.

Related Party Transactions

Mr. Gordon Weightman, Project Interface Manager provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Jack Dunigan, Technical Director provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $42,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Philip Barnett, Equity advisor provided consultancy services under an agreement with the Company. At June 30, 2007 the Company had incurred costs of $35,000 under the terms of this agreement. At June 30, 2007 amounts outstanding under the agreement were $10,000.

11

9.

Commitments and Contingencies

Under the agreement signed between the Company and West LB on July 31, 2007 the Company paid a $200,000 deposit which acts as security against monthly fees of $37,500 and any consultants costs in the event that the project does not reach financial close and there are amounts outstanding. The Company is committed to paying the monthly fees on an ongoing basis despite making the aforementioned deposit.

At the date of these financial statements, the Company has a commitment to Lurgi of $450,000 under the extended Preliminary Engineering Agreement.

Under the agreement signed for services with Florence and Hutcheson in March 30, 2007 there are $8,557 remaining to be completed and paid.

Under the agreement signed between the Company and Stern Brothers on September 14, 2007 the Company has paid a non refundable retainer of $30,000.

The Company employed the services of Bingham Drilling Company at a cost of approximately $50,000 to carry out a test well on the proposed site to establish the flow rates and quality of water to allow Lurgi determine the design requirements of the Plant.

In May 2007, the Company entered into a lease for office space with WastePath Inc. on a month to month basis. Under the terms of the lease the annual rental amount is $13,200.

10.

Legal Proceedings

The Company is not involved with any legal actions and claims arising in the ordinary course of business.

11.

Subsequent Events

From July 1, 2007 the Company engaged the services of Paul Barkley, Finance and Systems Analyst with P.C.F. Solutions Limited, a company owned by Stephen Padgett, Chief Finance Officer and Treasurer. The cost of these services to August 31, 2007 were $14,150.

On July 31, 2007 the Company has signed an engagement letter and term sheet appointing West LB as the lead arranger for up to $175 million of senior debt facilities for the project.

On August 1, 2007 the Company applied for an Air Permit from the State of Kentucky.

On September 14, 2007 the Company signed an engagement letter with Stern Brothers to investigate opportunities to benefit from tax exempt bonds relating to solid waste management from the State of Kentucky.

12

11.

Subsequent Events (Continued)

On September 14, 2007 the Company signed an extension to the Preliminary Engineering Agreement with Lurgi to take into account the revised configuration of the plant to increase the capacity of the BioEthanol portion of the project to 130 million gallons per annum using dry corn fractionation. The extension to the agreement increases the total cost of the work to $750,000 from $500,000 under the original scope.

On November 1, 2007 the Board of Directors approved the cash payment of one time discretionary bonus payments to certain directors, officers and contractors of the Company in the aggregate amount of $360,228. These bonuses are payable for the extra service and effort associated with the planned potential sale of the Corporation.

On November 15, 2007 the Company increased the authorized number of the shares of its common stock from 1,000 to 5,000 and it subsequently issued 850 shares to various members of its management team and other key contractors. The subscription amount of $580 per share was determined by a firm of independent expert valuers for this purpose. At the same time the Company issued 150 shares of its common stock to Med-Tech Solutions Inc. in exchange for cash and services.

13

THE FOUR RIVERS BIOENERGY COMPANY INC

(A Development Stage Company)

UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2007

THE FOUR RIVERS BIOENERGY COMPANY INC

(A DEVELOPMENT STAGE COMPANY)

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) UNAUDITED BALANCE SHEET SEPTEMBER 30, 2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$660,606
Deposit	240,000
Total current assets	900,606

PROPERTY AND EQUIPMENT, at cost, net of accumulated depreciation of $2,005 (note 3)	562,079

Total assets	$1,462,685

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$69,855
Accrued expenses	226,800
Total current liabilities	296,655

STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value, 1,000 shares authorized, 1,000 shares issued and outstanding	1
Additional paid-in capital (note 4)	2,000,000
Deficit accumulated during development stage	(833,971)
TOTAL STOCKHOLDERS’ EQUITY	1,166,030

Total liabilities and stockholders’ equity	$1,462,685

The accompanying notes are an integral part of these statements.

 2

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) STATEMENT OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2007

REVENUES	$-

EXPENSES:
Selling, general and administrative	411,164
411,164

Operating loss	(411,164)

OTHER INCOME/(EXPENSE)
Interest and other income	-

Net loss	$(411,164)

PER SHARE DATA:
Basic and diluted loss per share	$(411.16)

Weighted average number of common shares outstanding	1,000

The accompanying notes are an integral part of these statements.

3

THE FOUR RIVERS BIOENERGY COMPANY INC

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS

FOR THE PERIOD FROM INCEPTION (9 MARCH, 2007) TO SEPTEMBER 30, 2007

				Development
			Additional	stage	Total
	Common Stock		paid-in	accumulated	stockholders’
	Shares	Amount	capital	surplus	equity
BALANCE, MARCH, 2007	-	$-	$-	$-	$-

Common stock issued (net of commission)	1,000	1	2,000,000	-	2,000,001

Stock issued	-	-	-	-	-

COMPREHENSIVE LOSS

Net loss for the period since inception	-	-	-	(833,971)	(833,971)
Total comprehensive loss	-	-	-	(833,971)	(833,971)

BALANCE, SEPTEMBER 30, 2007	1,000	$1	$2,000,000	$(833,971)	$1,166,030

The accompanying notes are an integral part of these statements.

 4

THE FOUR RIVERS BIOENERGY COMPANY INC (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CASH FLOWS FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(411,164)

Depreciation charged	2,005
Adjustments to reconcile net loss to net cash used in operating activities
(Increase) in assets
Deposits	(235,000)
Increase in liabilities
Accounts payable and accrued expenses	17,341

Net cash used in operating activities	(626,818)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of intangible fixed assets	(196,624)
Net cash outflow from investing activities	(196,624)

CASH FLOWS FROM FINANCING ACTIVITIES:
Car finance loans less repayments	38,091

Net cash provided by financing activities	37,005

NET CHANGE IN CASH & CASH EQUIVALENTS	(785,350)

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	1,445,956

CASH & CASH EQUIVALENTS, END OF YEAR	$660,606

SUPPLEMENTAL DISCLOSURES OF CASH RECEIVED
Interest	$16,332

5

The accompanying notes are an integral part of these statements.

1.

Organization, Basis of Presentation and Liquidity

The Four Rivers Bioenergy Company Inc (“The Four Rivers Bioenergy Company Inc” or the “Company”) was incorporated under the laws of Kentucky on 9 March, 2007.

The Four Rivers Bioenergy Company Inc is a developmental stage company headquartered in Calvert City, Kentucky, USA. The Four Rivers Bioenergy Company Inc plans to construct, own and manage seed processing facilities, refineries producing bio diesel products (and associated power generation facilities if commercially desirable) and to engage in the business of supplying and distributing bio diesel products.

The Company has incurred operating losses since inception and has generated no revenues from continuing operations. As a result, the Company has generated negative cash flows from operations and has an accumulated deficit at September 30, 2007. The Company is operating in a developing industry and its primary source of funds to date has been through the issuance of securities. The Company is currently seeking additional funding. While the Company is optimistic and believes appropriate actions are being taken, there can be no assurance that management’s efforts will be successful or that the products the Company develops and markets will be accepted by consumers.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has accumulated a loss and is new.

The ability of the Company to continue as a going concern is dependent on the successful implementation of its business plan, obtaining additional capital, and generating sufficient revenues and cash flows. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred a net (loss) of ($833,971) for the period from 9 March, 2007 (inception) to September 30, 2007 and has not generated any revenues.

The time required for the Company to become profitable is highly uncertain, and the Company cannot be assured that it will achieve or sustain profitability or generate sufficient cash flow from operations to meet working capital requirements. If required, the ability to obtain additional financing from other sources also depends on many factors beyond the control of the Company, including the state of the capital markets and the prospects for business growth. The necessary additional financing may not be available or may be available only on terms that would result in further dilution to the current owners of the Company's common stock. The financial statements do not include any adjustments to reflect the possible effect on recoverability and classification of assets or the amounts and classification of liabilities which may result from the inability of the Company to continue as a going concern.

2.

Summary of Significant Accounting Policies:

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of accounting - The accounts are maintained and the consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Principles of consolidation - The consolidated financial statements include the accounts of The Four Rivers BioEnergy Company Inc and its wholly-owned subsidiary, The Four Rivers BioEthanol Company Limited. All significant intercompany transactions and balances have been eliminated in consolidation.

Cash and cash equivalents – The Company considers investments with original maturities of three months or less when purchased to be cash equivalents. At September 30, 2007 the company had no such investments.

6

Property and equipment – Property and equipment are stated at cost. Depreciation will be calculated on the various asset classes over their estimated useful lives.

Income taxes – Deferred taxes are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting purposes. The net difference, if any, between the provision for taxes and taxes currently payable is reflected in the balance sheet as deferred taxes. Deferred tax assets and/or liabilities, if any, are classified as current and non-current based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. Valuation allowances are recorded to reduce deferred tax assets to that amount which is more likely than not to be realized.

Loss per share – Basic loss per share is calculated by dividing net loss attributable to the ordinary shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is calculated by dividing the net loss attributable to the ordinary shareholders by the sum of the weighted average number of common shares outstanding and the diluted potential ordinary shares.

Common stock – The holder of each share of common stock outstanding is entitled to one vote per share.

Use of Estimates – The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Recent accounting pronouncements

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109 (“FIN 48”) which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition and defines the criteria that must be met for the benefits of a tax position to be recognized. The cumulative effect of the change in accounting principle must be recorded as an adjustment to opening retained earnings. The Company has completed its initial evaluation of the impact of the January 1, 2007 adoption of FIN No. 48 and determined that such adoption is not expected to have a material impact on its financial statements.

7

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies to other accounting standards that require or permit fair value measurements. Accordingly, it does not require any new fair value measurement. SFAS No. 157 will be effective for the Company on January 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No. 157 will have on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 will be effective for the Company on January 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No.159 will have on its financial position and results of operations.

3.

Property and Equipment

Property and Equipment comprises intangible assets (net book value $515,953) and motor vehicles (net book value $46,126) as more fully described below:

Intangible assets:

Intangible assets consist of the following as of September 30, 2007:

Development costs	$515,953
Less: Accumulated depreciation	-
Development costs, net	$515,953

The development costs include $300,000 for services provided by Lurgi under a Preliminary Engineering Agreement signed between the parties on March 21, 2007. The agreement obliges Lurgi to provide certain environmental data to allow the Company to apply for an Air Permit from the state of Kentucky, develop a site plan and develop a price for the engineering, procurement, constriction and commissioning of the BioEnergy Facility, amongst other deliverables.

The development costs include $36,993 for services provided by Florence and Hutcheson for the development of engineering drawings and topographical data in conjunction with Lurgi.

The Company has paid an option fee of $25,000 to acquire 123.65 acres of property from Marshall County Riverport Authority, which is included in the development costs above.

The Company engaged the services of RPT Environmental Services to prepare the Air Permit application based upon the data provided by Lurgi. At September 30, 2007 the Company had paid $36,126 for the preparation of the application.

Apex Engineering carried out an initial alternative energy study on behalf of the Company to establish a series of options for the development of the project at a cost of $8,928.

The Company engaged the services of Atlas Engineering to prepare an initial jetty concept and design for the project. At September 30, 2007 the Company had paid $9,600 for these services.

The Company also carried out initial well bore hole testing on the proposed site vie Bingham Well Drilling Services and had incurred costs of $24,306 at September 30, 2007. The total costs are estimated to be in the region of $50,000 for these services.

Under the agreement with West LB a monthly retainer fee of $37,500 is payable.  At September 30, 2007 the accrued costs were $75,000.

8

Tangible Assets:

Tangible assets consist of the following as of September 30, 2007:

Motor Vehicles, at cost	$ 48,131
Less: Accumulated depreciation	(2,005)
Motor Vehicles, net	$ 46,126

4.

Stockholders’ Equity

During the period ended September 30, 2007 the Company raised $2,000,000 (net of commission and expenses) by issuing 150 shares of common stock in a private placement.

5.

Income Taxes

The income tax provision is summarized as follows for the years ended September 30, 2007:

Current – United Kingdom	$ -
Deferred	-

Total income tax provision	$ -

Significant components of deferred tax assets were as follows as of September 30, 2007:

Deferred Tax Assets

Tax loss carryforward	$ -
Valuation Allowance	(-)
Net deferred tax asset	$ -

Under United Kingdom taxation, the Company has approximately $800,000 of net operating loss carry-forwards to offset future taxable income. As it is not more likely than not that the resulting deferred tax benefits will be realized, a full valuation allowance has been recognized for such deferred tax assets.

6.

Employment Agreements

The Company does not have employment agreements with its executive officers; however their services have been secured during the period under consulting agreements either directly as individuals or through UK private limited companies.

7.

Related Party Transactions

As stated above, the services of the Founder shareholders have been secured under consulting agreements. The details of the agreement with them, is set out as follows:

Mr. Gary Hudson, Chief Executive Officer provided those services through a private Limited Company – Cajun Engineers and Consultants International Inc. At September 30, 2007 the Company had accrued costs of $81,250 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,500.

Mr. Stephen Padgett, Treasurer and Chief Finance Officer provided consultancy services through a private Limited Company – P.C.F. Solutions Limited. At September 30, 2007 the Company had accrued costs of $96,000 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,000. In addition under the terms of the agreement with P.C.F. Solutions Limited the services of other employees at agreed rates may be engaged. At 30 September 2007 there were no additional services employed however as detailed in the subsequent events after this date the services of Paul Barkley, Finance and Systems Analyst were employed.

9

Mr. Kevin Alexander, Secretary and General Counsel provided consultancy services under an agreement with the company. At September 30, 2007 the Company had accrued costs of $78,000 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Alastair Mack, Chairman provided consultancy services under an agreement with the company. At September 30, 2007 the Company had accrued costs of $78,000 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Gordon Weightman, Project Interface Manager provided consultancy services under an agreement with the company. At September 30, 2007 the Company had accrued costs of $78,000 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Jack Dunigan, Technical Director provided consultancy services under an agreement with the company. At September 30, 2007 the Company had accrued costs of $78,000 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $12,000.

Mr. Philip Barnett, Equity advisor provided consultancy services under an agreement with the company. At September 30, 2007 the Company had accrued costs of $68,667 under the terms of this agreement. At September 30, 2007 amounts outstanding under the agreement were $nil.

On August 28, 2007, Mr. Martin Thorp was appointed as Chief Financial Officer and Director to the company.  Mr. Thorp provides consultancy services through The ARM Partnership under agreement with the company.  At September 30, 2007 the company had accrued costs of $7,000 under the terms of this agreement.  At September 30, 2007 amounts outstanding under the agreement were $nil.

8.

Subsequent Events

Increase in authorised and issued share capital

On November 15, 2007 the Company increased the authorised number of the shares of its common stock from 1,000 to 5,000 and it subsequently issued 850 shares to various members of its management team and other key contractors. The subscription amount of $290 per share was determined by a firm of independent expert valuers for this purpose. At the same time the Company issued 150 shares of its common stock to Med-Tech Solutions Inc for services incurred by them on behalf of the Company.

One time bonus payments to certain officers, directors and contractors

On November 1, 2007 the Board of Directors approved the cash payment of one time discretionary bonus payments to certain directors, officers and contractors of the Company in the aggregate amount of $413,114. These bonuses are payable for the extra service and effort associated with the planned potential sale of the Corporation.

9.

Commitments and Contingencies

Under the agreement signed between the Company and West LB on July 31, 2007 the Company paid a $200,000 deposit which acts as security against monthly fees of $37,500 and any consultants costs in the event that the project does not reach financial close and there are amounts outstanding. The company is committed to paying the monthly fees on an ongoing basis despite making the aforementioned deposit.

At the date of these financial statements, the company has a commitment to Lurgi of $450,000 under the extended Preliminary Engineering Agreement.

Under the agreement signed for services with Florence and Hutcheson in April 1, 2007 there is approximately $20,000 remaining to be completed and paid.

10

Under the agreement signed between the Company and Stern Brothers on September 14, 2007 the Company has paid a non-refundable retainer of $30,000.

The Company employed the services of Bingham Drilling Company at a cost of approximately $50,000 to carry out a test well on the proposed site to establish the flow rates and quality of water to allow Lurgi determine the design requirements of the Plant. At September 30, 2007 approximately $30,000 of work remained outstanding.

In May 2007, the Company entered into a lease for office space with WastePath Inc. Under the terms of the lease the annual lease commitments are $13,200.

10.

Legal Proceedings

The Company is not involved with any legal actions and claims arising in the ordinary course of business.

11

PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Financial Information

On December 4, 2007, Med-Tech Solutions, Inc. (the “Company” , “Registrant” or “Med-Tech”) , entered into an Acquisition Agreement (the “Agreement”) with The Four Rivers BioEnergy Company Inc., a Kentucky corporation (“4Rivers”), and all of the shareholders of 4Rivers. 4Rivers is a developmental stage enterprise that plans to construct, own and manage processing facilities for the production of ethanol and bio-diesel products and for the sale and distribution of such products.

The Registrant is an inactive publicly registered corporation with no significant operations.  For accounting purposes, 4Rivers shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. As a result of the recapitalization and change in control, 4Rivers is the acquiring entity in accordance with Financial Accounting Standards No. 141, Business Combinations.

Effective with the Agreement, the majority owner of Med-Tech has returned 62,136,475 shares of common stock to the Company which has been cancelled and 85% of the 4Rivers outstanding shares owned by the 4Rivers  shareholders were exchanged for an aggregate of 40,665,000 shares of Med-Tech’s newly restricted common stock and holders of the Registrant’s common shares, representing 35.84% of the Registrant’s issued and outstanding shares.

The Proforma Unaudited Financial Statements have been prepared by management of the Company in order to present consolidated financial position and results of operations of the Registrant and 4Rivers as if the acquisition had occurred as of July 31, 2007 for the pro forma condensed balance sheet and to give effect to the acquisition of the Registrant, as if the transaction had taken place at November 1, 2006 for the pro forma condensed consolidated statement of losses for the nine  months ended July 31, 2007.

4Rivers was incorporated on March 9, 2007 with a nominal amount of capital and was inactive with no significant operations until May 2007. Accordingly, pro forma condensed consolidated statement of losses for the year ended October 31, 2006 are not meaningful and have not been presented.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of 4Rivers (including notes thereto) included in this Form.

MED-TECH SOLUTIONS, INC. CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET JULY 31, 2007

ASSETS

	Med-Tech	4Rivers	Pro Forma Adjustments		Pro Forma Consolidated
Current Assets:
Cash and equivalents	$27,796	$660,606	$22,829,022	(2)	$23,517,424
Prepaid expenses	-	240,000	-		240,000
Total current assets	27,796	900,606			23,757,424

Investment	2,080,000	-	(2,080,000)	(5)	-
Property, equipment and other assets , net	-	562,079			562,079

	$2,107,796	$1,462,685			$24,319,503

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable and Accrued Liabilities	$40,545	$296,655			$337,200
Due to Director	4,231	-			4,231
Total current liabilities	44,776	296,655			341,431

Stockholders’ equity:
Preferred stock	-
Common stock $.001 par value; 500,000,000 shares authorized, 113,449,878 issued on pro-forma basis	106,738	1	28,184 (1) (62,137) 40,665	(2) (4) (6) (1)	113,450
Additional paid-in-capital	2,293,024	1,999,999	(2,080,000)	(5)	24,698,592
			22,800,838	(2)
			(336,742)	(3)
			1	(4)
			(40,665)	(1)
			62,137	(6)
Deficit accumulated during development stage	(336,742)	(833,970)	336,742	(3)	(833,970)
Total stockholders’ equity	2,063,020	1,166,030			23,978,072

	$2,107,796	$1,462,685			$24,319,503

See accompanying notes to the proforma unaudited consolidated financial statements

13

MED-TECH SOLUTIONS, INC. CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES FOR THE NINE MONTHS ENDED JULY 31, 2007

	Med-Tech	4Rivers (Note 7)	Pro Forma Adjustments	Pro Forma Consolidated
Operating expenses:
Selling, general and administrative	$198,654	$850,302		$1,048,956
Operating income (loss)	(198,654)	(850,302)		(1,048,956)
Other income (loss)	-	16,332		16,332
Net income (loss) before income taxes	(198,654)	(833,970)		(1,032,624)
Provision for income taxes (benefit)	-	-		-
Net income (loss)	(198,654)	(833,970)		(1,032,624)

Net income (loss) per common share	$(0.00)	$(833.97)		$(0.01)
(basic and assuming dilution)

Weighted average shares outstanding	103,549,944	1,000		113,449,878
(Basic and diluted)

See accompanying notes to the proforma unaudited consolidated financial statements

14

MED-TECH SOLUTIONS, INC.

NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

The Pro forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of the Registrant  and 4Rivers  as if the acquisition had occurred as of July 31, 2007 for the pro forma condensed consolidated balance sheet and to give effect to the acquisition of the Registrant, as if the transaction had taken place at November 1, 2006 for the pro forma condensed consolidated statement of income  for the  nine  months ended July 31, 2007.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of July 31, 2007 and the pro forma condensed consolidated statement of losses for the nine months ended July 31, 2007.

(1)

To record the issuance of 40,665,000 shares of Registrant’s newly issued shares of common stock in exchange for 85% of the 4Rivers outstanding shares owned by the 4Rivers shareholders; record and expense as organization costs the shares issued in accordance with Statement of Position 98-5 Reporting on the Costs of Start Up Activities issued by the Accounting Standards Executive Committee which requires that all start up and organization costs of start up activities are expensed.

(2)

To record the issuance of 28,183,978 shares of the Registrant’s newly issued shares of common stock at $ .90 per share, net of offering costs of approximately $2,536,558, for net proceeds of $ 22,829,022

(3)

To eliminate Registrant’s accumulated deficit and record recapitalization of Registrant

(4)

To eliminate 4Rivers capital structure

(5)

To eliminate the previously held 15% interest by the Registrant of 4Rivers common stock

(6)

To record the retirement and cancellation of 62,136,475 shares of the Registrant’s common stock held by majority shareholders concurrent with recapitalization, resulting in the number of shares held by Registrant’s shareholders post merger of 44,600,900.

(7)

The losses shown in the 4Rivers column of the Condensed Consolidated Unaudited Statement of Losses represent the aggregate of (a) the losses reported in the audited consolidated financial statements of the company for the period from March 9, 2007 (inception) to June 30, 2007, and (b) the losses reported in the unaudited consolidated financial statements of the company for the three month period ended September 30, 2007, as shown in the table below:

Losses for the period from inception to June 30, 2007	$422,806
Losses for the three month period ended September 30, 2007	411,164
Total	$833,970

15

(c)

Exhibits

Exhibit No.	Description
3.1	Certificate of Designations for Series A Preferred Stock*
10.1	Acquisition Agreement relating to the acquisition of Four Rivers, dated March 26, 2007 **
10.2	Agreement of Variation to Acquisition Agreement, dated June 14, 2007***
10.3	First Amendment to Acquisition Agreement, dated August 22, 2007***
10.4	Second Amendment to Acquisition Agreement, dated November 16, 2007***
10.5	Form of Lock-Up Agreement for Former Four Rivers Stockholders***
10.6	Agency Agreement with International Capital Partners SA (“ICP”), dated June 14, 2007*
10.7	Termination Agreement with ICP, dated November 16, 2007***
14.1	Code of Ethics, dated November 30, 2007*
21.1	Subsidiaries*
99.1	Press Release, dated December 10, 2007*

__________________________

*

Filed herewith.

**

Incorporated by reference from Form 8-K, dated March 26, 2007.

***

Incorporated by reference from Form 8-K, dated November 16, 2007.

83

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2007	Med-Tech Solutions Inc. By: /s/ Martin Thorp Name: Martin Thorp Title: Chief Financial Officer

84